[A/B]
[LOGO]/R/

PROSPECTUS  |  OCTOBER 31, 2018

(Shares Offered--Exchange Ticker Symbol)

    AB Growth Fund
    (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX;
     Class R-AGFRX; Class K-AGFKX; Class I-AGFIX;
     Advisor Class-AGRYX)

    AB Large Cap Growth Fund
    (Class A-APGAX; Class B-APGBX; Class C-APGCX;
     Class R-ABPRX; Class K-ALCKX; Class I-ALLIX;
     Advisor Class-APGYX; Class Z-APGZX)

    AB Concentrated Growth Fund
    (Class A-WPASX; Class C-WPCSX; Class R-WPRSX;
     Class K-WPSKX; Class I-WPSIX; Advisor
     Class-WPSGX; Class Z-WPSZX)

    AB Discovery Growth Fund
    (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;
     Class R-CHCRX; Class K-CHCKX; Class I-CHCIX; Advisor
     Class-CHCYX; Class Z-CHCZX)

    AB Small Cap Growth Portfolio
    (Class A-QUASX; Class B-QUABX; Class C-QUACX;
     Class R-QUARX; Class K-QUAKX; Class I-QUAIX; Advisor
     Class-QUAYX; Class Z-QUAZX)

    AB Select US Equity Portfolio
    (Class A-AUUAX; Class C-AUUCX; Advisor Class-AUUYX;
     Class R-AUURX; Class K-AUUKX; Class I-AUUIX)

    AB Select US Long/Short Portfolio
    (Class A-ASLAX; Class C-ASCLX; Advisor
     Class-ASYLX; Class R-ASRLX; Class K-ASLKX;
     Class I-ASILX)

    AB Sustainable Global Thematic Fund
    (Class A-ALTFX; Class B-ATEBX; Class C-ATECX;
     Class R-ATERX; Class K-ATEKX; Class I-AGTIX;
     Advisor Class-ATEYX)

    AB Sustainable International Thematic Fund
    (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX;
     Class R-AWPRX; Class K-AWPKX; Class I-AWPIX;
     Advisor Class-AWPYX)

    AB Global Core Equity Portfolio
    (Class A-GCEAX; Class C-GCECX; Advisor Class-GCEYX)

    AB International Strategic Core Portfolio
    (Class A-ISARX; Class C-ISCRX; Advisor Class-ISRYX)

    AB Concentrated International Growth Portfolio
    (Class A-CIAGX; Class C-CICGX; Advisor Class-CIGYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
SUMMARY INFORMATION........................................................   4

  AB GROWTH FUND...........................................................   4

  AB LARGE CAP GROWTH FUND.................................................   8

  AB CONCENTRATED GROWTH FUND..............................................  12

  AB DISCOVERY GROWTH FUND.................................................  16

  AB SMALL CAP GROWTH PORTFOLIO............................................  20

  AB SELECT US EQUITY PORTFOLIO............................................  24

  AB SELECT US LONG/SHORT PORTFOLIO........................................  28

  AB SUSTAINABLE GLOBAL THEMATIC FUND......................................  32

  AB SUSTAINABLE INTERNATIONAL THEMATIC FUND...............................  37

  AB GLOBAL CORE EQUITY PORTFOLIO..........................................  41

  AB INTERNATIONAL STRATEGIC CORE PORTFOLIO................................  44

  AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO...........................  48

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS..............  53

INVESTING IN THE FUNDS.....................................................  63

  How to Buy Shares........................................................  63

  The Different Share Class Expenses.......................................  64

  Sales Charge Reduction Programs for Class A Shares.......................  66

  CDSC Waivers and Other Programs..........................................  67

  Choosing a Share Class...................................................  68

  Payments to Financial Advisors and Their Firms...........................  68

  How to Exchange Shares...................................................  69

  How to Sell or Redeem Shares.............................................  69

  Frequent Purchases and Redemptions of Fund Shares........................  70

  How the Funds Value Their Shares.........................................  72

MANAGEMENT OF THE FUNDS....................................................  73

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  81

GENERAL INFORMATION........................................................  82

GLOSSARY OF INVESTMENT TERMS...............................................  83

FINANCIAL HIGHLIGHTS.......................................................  84

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................ A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS................................. B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                      CLASS B SHARES                               CLASS
                                                         CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                                         SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                       4.25%           None            None         None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                             None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None            None            None         None         None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .14%    .16%    .14%       .13%       .25%    .20%    .02%
  Other Expenses                                                .06%    .06%    .06%       .06%       .06%    .06%    .06%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .20%    .22%    .20%       .19%       .31%    .26%    .08%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%    .01%       .01%       .01%    .01%    .01%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.21%   1.98%   1.96%       .95%      1.57%   1.27%    .84%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Wavier and/or
 Expense Reimbursement                                         1.20%   1.97%   1.95%       .94%      1.56%   1.26%    .83%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year      $  542  $  600  $  298     $   96     $  159  $  128  $   85
After 3 Years     $  792  $  820  $  614     $  302     $  495  $  402  $  267
After 5 Years     $1,061  $1,067  $1,056     $  525     $  854  $  696  $  465
After 10 Years    $1,828  $2,106  $2,284     $1,165     $1,867  $1,533  $1,036
-------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period.

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  200  $  198
After 3 Years                                                   $  620  $  614
After 5 Years                                                   $1,067  $1,056
After 10 Years                                                  $2,106  $2,284
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. When selecting securities, the Adviser looks for companies that have experienced management teams, strong market positions, and the potential to deliver greater-than-expected earnings growth rates.

In managing the Fund, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and clear competitive advantages.

The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 18.67%.

                                    [CHART]


  08        09      10      11      12      13      14     15      16       17
-------  -------  ------  ------  ------  ------  ------  -----   -----   ------
-43.38%   35.05%  14.95%   1.04%  13.34%  33.41%  12.89%  8.81%   1.46%   33.83%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 15.47%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -22.97%, 4TH QUARTER, 2008.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          28.15% 16.33%   7.93%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          25.54% 15.05%   7.33%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  18.07% 13.04%   6.38%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          28.81% 16.42%   7.70%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          31.84% 16.47%   7.60%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          34.19% 17.66%   8.71%
---------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          33.37% 17.02%   8.20%
---------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          33.79% 17.39%   8.55%
---------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          34.37% 17.81%   8.91%
---------------------------------------------------------------------------------------------------
Russell 3000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        29.59% 17.16%   9.93%
---------------------------------------------------------------------------------------------------

* Includes the impact of proceeds of a distribution on November 2, 2017 and November 17, 2017 relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended December 31, 2017, by 0.05% and 0.09%, respectively.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Bruce K. Aronow           Since 2013      Senior Vice President of the Adviser

Frank V. Caruso           Since 2008      Senior Vice President of the Adviser

John H. Fogarty           Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                    CLASS B SHARES                                 CLASS
                                                       CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                       SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                     4.25%           None            None         None          None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                           None(a)         4.00%(b)        1.00%(c)     None          None
----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None            None            None         None          None
----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                          .53%    .53%    .53%       .53%       .53%    .53%    .53%    .53%
Distribution and/or Service (12b-1) Fees                 .25%   1.00%   1.00%       None       .50%    .25%    None    None
Other Expenses:
  Transfer Agent                                         .10%    .14%    .11%       .10%       .24%    .19%    .11%    .02%
  Other Expenses                                         .03%    .03%    .02%       .03%       .02%    .03%    .02%    .02%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                     .13%    .17%    .13%       .13%       .26%    .22%    .13%    .04%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses                          .02%    .02%    .02%       .02%       .02%    .02%    .02%    .02%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                     .93%   1.72%   1.68%       .68%      1.31%   1.02%    .68%    .59%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)             (.02)%  (.02)%  (.02)%     (.02)%     (.02)%  (.02)%  (.02)%  (.02)%
                                                       ------  ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                            .91%   1.70%   1.66%       .66%      1.29%   1.00%    .66%    .57%
                                                       ======  ======  ======     ======     ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------------
After 1 Year    $  514  $  573  $  269      $ 67      $  131  $  102   $ 67    $ 58
After 3 Years   $  707  $  740  $  528      $216      $  413  $  323   $216    $187
After 5 Years   $  916  $  931  $  911      $377      $  716  $  561   $377    $327
After 10 Years  $1,518  $1,819  $1,985      $845      $1,577  $1,246   $845    $736
-------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                      CLASS B CLASS C
-------------------------------------------------------------------------------------
After 1 Year                                                          $  173  $  169
After 3 Years                                                         $  540  $  528
After 5 Years                                                         $  931  $  911
After 10 Years                                                        $1,819  $1,985
-------------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $0.44 billion to $910 billion as of June 30, 2018, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

The investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 15.70%.

                                    [CHART]


  08       09      10      11       12      13      14      15      16      17
-------  ------  ------  ------   ------  ------  ------  ------  ------  ------
-31.66%  41.15%   9.41%  -0.89%   18.08%  36.92%  13.56%  10.51%   2.79%  31.35%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 16.94%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -15.76%, 3RD QUARTER, 2011.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                      25.77% 17.30%   10.62%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      24.60% 15.48%    9.76%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      15.56% 13.63%    8.61%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      26.33% 17.39%   10.34%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      29.41% 17.44%   10.23%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      31.67% 18.63%   11.36%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                      30.88% 17.93%   10.81%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                      31.27% 18.29%   11.14%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                      31.71% 18.70%   11.53%
-------------------------------------------------------------------------------
Class Z***     Return Before Taxes                      31.80% 18.68%   11.41%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)    30.21% 17.33%   10.00%
-------------------------------------------------------------------------------

* Includes the impact of proceeds of a distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended December 31, 2017, by 0.08%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Class Z shares: 7/1/15. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Frank V. Caruso        Since 2012         Senior Vice President of the Adviser

John H. Fogarty        Since 2012         Senior Vice President of the Adviser

Vinay Thapar           Since April 2018   Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB CONCENTRATED GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                      CLASS
                                                                                 CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                 SHARES   SHARES       SHARES        SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               4.25%    None         None          None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)    None(a)  1.00%(b)     None          None
-------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None     None         None          None
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS  CLASS R   CLASS K  CLASS I CLASS Z
-------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .80%    .80%       .80%       .80%      .80%      .80%    .80%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%      .25%      None    None
Other Expenses:
  Transfer Agent                                                .05%    .05%       .05%       .06%      .05%      .02%    .02%
  Other Expenses                                                .11%    .11%       .11%       .09%      .12%      .14%    .10%
                                                              ------  ------     ------     ------    ------    ------  ------
Total Other Expenses                                            .16%    .16%       .16%       .15%      .17%      .16%    .12%
                                                              ------  ------     ------     ------    ------    ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%       .00%(d)    .00%(d)   .00%(d)   .01%    .01%
                                                              ------  ------     ------     ------    ------    ------  ------
Total Annual Fund Operating Expenses                           1.22%   1.97%       .96%      1.45%     1.22%      .97%    .93%
                                                              ======  ======     ======     ======    ======    ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (.01)%  (.01)%     (.00)%(d)  (.00)%(d) (.00)%(d) (.01)%  (.01)%
                                                              ------  ------     ------     ------    ------    ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.21%   1.96%       .96%      1.45%     1.22%      .96%    .92%
                                                              ======  ======     ======     ======    ======    ======  ======
-------------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)Amount is less than .005%.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-------------------------------------------------------------------------------
After 1 Year      $  543  $  299*    $   98     $  148  $  124  $   98  $   94
After 3 Years     $  795  $  617     $  306     $  459  $  387  $  308  $  295
After 5 Years     $1,066  $1,061     $  531     $  792  $  670  $  535  $  514
After 10 Years    $1,839  $2,295     $1,178     $1,735  $1,477  $1,189  $1,142
-------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective of long-term growth of capital by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company's quality and growth rate by numerous factors. Such factors include: a company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund's Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be "non-diversified", which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the "Code")).

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

The information shown below reflects the historical performance of the W.P. Stewart & Co. Growth Fund and that fund's predecessor (together the "Predecessor Fund") prior to the reorganization of the Predecessor Fund into Advisor Class shares of the Fund on February 28, 2014. The Predecessor Fund and the Fund have substantially similar investment strategies and the same portfolio management team.

BAR CHART
The annual returns in the bar chart are for the Predecessor Fund's shares for periods prior to its reorganization into Advisor Class shares of the Fund. Through September 30, 2018, the year-to-date unannualized return for Advisor Class shares was 15.88%.

                                    [CHART]


  08       09      10      11      12      13      14     15     16      17
-------  ------  ------  ------  ------  ------  ------  -----  -----  ------
-31.06%  32.64%  12.60%   0.81%  15.87%  36.44%  13.09%  1.32%  5.36%  23.01%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.10%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -20.33%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*/,/**  Return Before Taxes                      17.50% 13.90%   8.60%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      16.55% 13.24%   8.19%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      10.69% 11.05%   6.95%
-------------------------------------------------------------------------------
Class C*       Return Before Taxes                      20.80% 14.05%   8.25%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      23.01% 15.17%   9.32%
-------------------------------------------------------------------------------
Class R*       Return Before Taxes                      22.41% 14.61%   8.76%
-------------------------------------------------------------------------------
Class K*       Return Before Taxes                      22.66% 14.90%   9.07%
-------------------------------------------------------------------------------
Class I*       Return Before Taxes                      22.97% 15.19%   9.33%
-------------------------------------------------------------------------------
Class Z*       Return Before Taxes                      23.02% 15.19%   9.33%
-------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction for fees, expenses, or taxes)    21.83% 15.79%   8.50%
-------------------------------------------------------------------------------

* Inception date for Class A, Class C, Class R, Class K, Class I and Class Z shares: 2/28/14. Performance information for periods prior to the inception of Class A, Class C, Class R, Class K, Class I and Class Z shares is the performance of the Fund's Advisor Class shares adjusted to reflect the respective expense ratios of the Class A, Class C, Class R, Class K, Class I and Class Z shares.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
James Tierney             Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB DISCOVERY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                              CLASS B SHARES                                 CLASS
                                                 CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                 SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)               4.25%           None            None         None          None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)          None(a)         4.00%(b)        1.00%(c)     None          None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                      None            None            None         None          None
----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                 CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------------------------
Management Fees                                   .62%     .62%    .62%      .62%        .62%    .62%   .62%    .62%
Distribution and/or Service (12b-1) Fees          .23%    1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
 Transfer Agent                                   .07%     .12%    .08%      .07%        .23%    .20%   .09%    .02%
 Other Expenses                                   .04%     .04%    .04%      .03%        .04%    .04%   .04%    .04%
                                                  ----    -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                              .11%     .16%    .12%      .10%        .27%    .24%   .13%    .06%
                                                  ----    -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses              .96%    1.78%   1.74%      .72%       1.39%   1.11%   .75%    .68%
                                                  ====    =====   =====      ====       =====   =====   ====    ====
----------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------
After 1 Year      $  519  $  581  $  277      $ 75      $  142  $  113   $ 77    $ 69
After 3 Years     $  718  $  760  $  548      $233      $  440  $  353   $240    $218
After 5 Years     $  933  $  964  $  944      $406      $  761  $  612   $417    $379
After 10 Years    $1,553  $1,878  $2,052      $906      $1,669  $1,352   $930    $847
---------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  181  $  177
After 3 Years                                                   $  560  $  548
After 5 Years                                                   $  964  $  944
After 10 Years                                                  $1,878  $2,052
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).
As of June 30, 2018, there were approximately 4,352 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10.0 million to $19.2 billion. Because the Fund's definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 23.30%.

                                    [CHART]


  08        09      10      11      12      13      14      15     16      17
-------  -------  ------  ------  ------  ------  ------  ------  -----  ------
-48.52%   46.96%  39.08%   3.64%  14.67%  38.46%   2.76%  -0.86%  4.78%  32.51%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 19.95%, 3RD QUARTER 2010; AND WORST QUARTER WAS DOWN -30.35%, 4TH QUARTER, 2008.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                      26.87% 13.40%   8.89%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      24.92% 12.04%   8.23%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      16.75% 10.50%   7.17%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      27.35% 13.44%   8.62%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      30.47% 13.49%   8.50%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      32.71% 14.65%   9.61%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                      32.00% 13.96%   8.97%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                      32.27% 14.27%   9.28%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                      32.81% 14.70%   9.72%
-------------------------------------------------------------------------------
Class Z***     Return Before Taxes                      32.89% 14.72%   9.69%
-------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)    24.46% 15.47%   9.62%
-------------------------------------------------------------------------------

* Includes the impact of proceeds of a distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended December 31, 2017, by 0.07%.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Class Z: 5/30/14. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of the Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Bruce K. Aronow           Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani*       Since 2008      Senior Vice President of the Adviser

Samantha S. Lau           Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng             Since 2008      Senior Vice President of the Adviser

--------
*Mr. Kirpalani is expected to retire from the Adviser effective January 31, 2019.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES                                 CLASS
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, I AND Z
                                                   SHARES     TO NEW INVESTORS)    SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None         None          None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%(b)        1.00%(c)     None          None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None         None          None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
------------------------------------------------------------------------------------------------------------------------
Management Fees                                      .75%    .75%    .75%      .75%        .75%    .75%   .75%    .75%
Distribution and/or Service (12b-1) Fees             .25%   1.00%   1.00%      None        .50%    .25%   None    None
Other Expenses:
 Transfer Agent                                      .10%    .15%    .10%      .10%        .25%    .06%   .11%    .02%
 Other Expenses                                      .04%    .04%    .04%      .04%        .04%    .04%   .04%    .04%
                                                    -----   -----   -----      ----       -----   -----   ----    ----
Total Other Expenses                                 .14%    .19%    .14%      .14%        .29%    .10%   .15%    .06%
                                                    -----   -----   -----      ----       -----   -----   ----    ----
Acquired Fund Fees and Expenses                      .01%    .01%    .01%      .01%        .01%    .01%   .01%    .01%
                                                    -----   -----   -----      ----       -----   -----   ----    ----
Total Annual Fund Operating Expenses                1.15%   1.95%   1.90%      .90%       1.55%   1.11%   .91%    .82%
                                                    =====   =====   =====      ====       =====   =====   ====    ====
------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------------------------------
After 1 Year                   $  537  $  598  $  293     $   92     $  158  $  113  $   93  $   83
After 3 Years                  $  775  $  812  $  597     $  287     $  490  $  353  $  290  $  261
After 5 Years                  $1,031  $1,052  $1,026     $  498     $  845  $  612  $  504  $  454
After 10 Years                 $1,763  $2,067  $2,222     $1,108     $1,845  $1,352  $1,120  $1,013
----------------------------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  198  $  193
After 3 Years                                                   $  612  $  597
After 5 Years                                                   $1,052  $1,026
After 10 Years                                                  $2,067  $2,222
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2018, there were approximately 4,204 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $13.4 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 27.70%.

                                    [CHART]


  08       09       10      11      12      13      14      15      16      17
-------  -------  ------  ------  ------  ------  ------  ------  ------  ------
-45.14%   42.02%  37.00%   4.13%  15.03%  45.11%  -1.76%  -1.19%   6.41%  34.60%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 21.22%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.82%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A*       Return Before Taxes                      28.88% 14.07%    9.46%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      26.05% 12.04%    8.39%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      18.28% 10.90%    7.57%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      29.56% 14.15%    9.21%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      32.62% 14.21%    9.10%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      34.93% 15.36%   10.23%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                      34.09% 14.72%    9.70%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                      34.54% 15.10%   10.04%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                      34.91% 15.45%   10.39%
-------------------------------------------------------------------------------
Class Z**      Return Before Taxes                      35.03% 15.43%   10.25%
-------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)    22.17% 15.21%    9.19%
-------------------------------------------------------------------------------

* After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Class Z shares: 7/1/15. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund's Class A shares adjusted to reflect the expense ratio of the Class Z shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Bruce K. Aronow           Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani*       Since 2004      Senior Vice President of the Adviser

Samantha S. Lau           Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng             Since 2006      Senior Vice President of the Adviser

--------
*Mr. Kirpalani is expected to retire from the Adviser effective January 31, 2019.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB SELECT US EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                 CLASS
                                                              CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                                              SHARES   SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                            4.25%    None         None         None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                            None(a)  1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                                   None     None         None         None
---------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                              CLASS A  CLASS C  ADVISOR CLASS  CLASS R   CLASS K  CLASS I
---------------------------------------------------------------------------------------------------------
Management Fees                                1.00%   1.00%        1.00%      1.00%     1.00%     1.00%
Distribution and/or Service (12b-1) Fees        .25%   1.00%         None       .50%      .25%      None
Other Expenses:
 Transfer Agent                                 .03%    .03%         .03%       .07%      .20%      .02%
 Other Expenses                                 .18%    .18%         .18%       .19%      .18%      .20%
                                              ------  ------       ------     ------    ------    ------
Total Other Expenses                            .21%    .21%         .21%       .26%      .38%      .22%
                                              ------  ------       ------     ------    ------    ------
Acquired Fund Fees and Expenses                 .02%    .02%         .02%       .02%      .02%      .02%
                                              ------  ------       ------     ------    ------    ------
Total Annual Fund Operating Expenses           1.48%   2.23%        1.23%      1.78%     1.65%     1.24%
                                              ======  ======       ======     ======    ======    ======
Fee Waiver and/or Expense Reimbursement(c)    (.01)%  (.00)%(d)    (.01)%     (.00)%(d) (.09)%(e) (.01)%
                                              ------  ------       ------     ------    ------    ------
Total Annual Fund Operating Expenses After
 Fee Waiver and/or Expense Reimbursement       1.47%   2.23%        1.22%      1.78%     1.56%     1.23%
                                              ======  ======       ======     ======    ======    ======
---------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)Amount is less than .005%.

(e)The fee waiver and/or expense reimbursement agreement will remain in effect until October 31, 2019 and will be automatically extended for one-year terms unless the Adviser provides notice of termination at least 60 days prior to the end of the period.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year              $  568  $  326*    $  124     $  181  $  159  $  125
After 3 Years             $  872  $  697     $  389     $  560  $  512  $  392
After 5 Years             $1,198  $1,195     $  675     $  964  $  888  $  680
After 10 Years            $2,117  $2,565     $1,488     $2,095  $1,947  $1,499
-------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 236% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive "bottom-up" approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management's focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management's employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company's share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund's holdings in a company's securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser's view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund's investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-U.S. companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

.. ACTIVE TRADING RISK: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund's return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 10.06%.

                                    [CHART]


 08     09     10     11      12       13      14      15      16       17
----   ----   ----   ----   ------   ------  ------  ------   -----   ------
 n/a    n/a    n/a    n/a   16.21%   30.80%  12.76%   1.18%   9.24%   22.22%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 11.62%, 1ST QUARTER, 2012; AND WORST QUARTER WAS DOWN -5.78%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                       SINCE
                                                      1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                    17.00% 13.80%    14.49%
               ---------------------------------------------------------------
               Return After Taxes on Distributions    13.16% 11.43%    12.36%
               ---------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Fund Shares                10.76% 10.12%    10.90%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                    20.33% 13.94%    14.46%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                    22.48% 15.08%    15.62%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                    21.77% 14.47%    15.00%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                    22.05% 14.69%    15.23%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                    22.56% 15.09%    15.61%
-------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction for fees, expenses or taxes)   21.83% 15.79%    16.01%
-------------------------------------------------------------------------------

* Inception date for all Classes: 12/8/11.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Kurt A. Feuerman          Since 2011      Senior Vice President of the Adviser

Anthony Nappo             Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB SELECT US LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS
                                                          CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                                          SHARES   SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                        4.25%    None         None         None
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                              None(a)  1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------
Exchange Fee                                               None     None         None         None
-----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                            CLASS A CLASS C ADVISOR CLASS  CLASS R   CLASS K  CLASS I
-----------------------------------------------------------------------------------------------------
Management Fees                              1.50%   1.50%      1.50%      1.50%     1.50%     1.50%
Distribution and/or Service (12b-1) Fees      .25%   1.00%       None       .50%      .25%      None
Other Expenses:
 Transfer Agent                               .07%    .07%       .07%       .26%      .20%      .02%
 Dividend Expense, Borrowing Costs and
   Brokerage Expense on Securities Sold
   Short                                      .06%    .06%       .06%       .06%      .06%      .06%
 Other Expenses                               .06%    .06%       .06%       .06%      .04%      .06%
                                            ------  ------     ------     ------    ------    ------
Total Other Expenses                          .19%    .19%       .19%       .38%      .30%      .14%
                                            ------  ------     ------     ------    ------    ------
Acquired Fund Fees and Expenses               .07%    .07%       .07%       .07%      .07%      .07%
                                            ------  ------     ------     ------    ------    ------
Total Annual Fund Operating Expenses         2.01%   2.76%      1.76%      2.45%     2.12%     1.71%
                                            ======  ======     ======     ======    ======    ======
Fee Waiver and/or Expense Reimbursement(c)  (.06)%  (.06)%     (.05)%     (.23)%(d) (.15)%(d) (.06)%
                                            ------  ------     ------     ------    ------    ------
Total Annual Fund Operating Expenses After
 Fee Waiver and/or Expense Reimbursement     1.95%   2.70%      1.71%      2.22%     1.97%     1.65%
                                            ======  ======     ======     ======    ======    ======
-----------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

(d)The fee waiver and/or expense reimbursement agreement will remain in effect until October 31, 2019 and will be automatically extended for one-year terms unless the Adviser provides notice of termination at least 60 days prior to the end of the period.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year              $  615  $  373*    $  174     $  225  $  200  $  168
After 3 Years             $1,023  $  851     $  549     $  742  $  650  $  533
After 5 Years             $1,457  $1,454     $  949     $1,285  $1,125  $  923
After 10 Years            $2,659  $3,085     $2,069     $2,769  $2,440  $2,014
-------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would decrease by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 346% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies, short positions in such securities, and cash and U.S. cash equivalents.

The Adviser selects investments for the Fund's long positions through an intensive "bottom-up" approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management's focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management's employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company's share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund's holdings in a company's securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser's view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds ("ETFs") short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund's short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund's investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-U.S. companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. SHORT SALE RISK: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund's investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

.. ACTIVE TRADING RISK: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund's return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 7.37%.

                                    [CHART]


 08     09     10     11     12      13       14       15       16       17
----   ----   ----   ----   ----   ------   ------   ------   ------   ------
 n/a    n/a    n/a    n/a    n/a   20.55%    3.27%   -1.03%    4.61%   12.26%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 6.70%, 4TH QUARTER, 2013; AND WORST QUARTER WAS DOWN -4.50%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                               SINCE
                                                              1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------------
Class A**      Return Before Taxes                             7.53%  6.75%     6.69%
               -----------------------------------------------------------------------
               Return After Taxes on Distributions             5.53%  5.57%     5.54%
               -----------------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                  4.54%  4.75%     4.71%
---------------------------------------------------------------------------------------
Class C        Return Before Taxes                            10.42%  6.90%     6.82%
---------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                            12.55%  7.95%     7.88%
---------------------------------------------------------------------------------------
Class R        Return Before Taxes                            12.05%  7.44%     7.36%
---------------------------------------------------------------------------------------
Class K        Return Before Taxes                            12.25%  7.68%     7.62%
---------------------------------------------------------------------------------------
Class I        Return Before Taxes                            12.61%  8.00%     7.93%
---------------------------------------------------------------------------------------
S&P 500(R) Index
(reflects no deduction for fees, expenses or taxes)           21.83% 15.79%    15.59%
---------------------------------------------------------------------------------------

* Inception date for all Classes: 12/12/12.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Kurt A. Feuerman          Since 2012      Senior Vice President of the Adviser

Anthony Nappo             Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB SUSTAINABLE GLOBAL THEMATIC FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                      CLASS B SHARES                               CLASS
                                                         CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                                         SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                       4.25%           None            None         None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                             None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None            None            None         None         None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .19%    .25%    .19%       .19%       .24%    .20%    .09%
  Other Expenses                                                .09%    .09%    .09%       .09%       .09%    .09%    .09%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .28%    .34%    .28%       .28%       .33%    .29%    .18%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%    .01%       .01%       .01%    .01%    .01%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.29%   2.10%   2.04%      1.04%      1.59%   1.30%    .94%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.28%   2.09%   2.03%      1.03%      1.58%   1.29%    .93%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year      $  550  $  612  $  307     $  105     $  161  $  131  $   95
After 3 Years     $  816  $  857  $  638     $  330     $  501  $  411  $  299
After 5 Years     $1,102  $1,128  $1,094     $  573     $  865  $  712  $  519
After 10 Years    $1,914  $2,223  $2,359     $1,270     $1,888  $1,567  $1,154
-------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  212  $  207
After 3 Years                                                   $  657  $  638
After 5 Years                                                   $1,128  $1,094
After 10 Years                                                  $2,223  $2,359
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. Examples of these themes may include energy transformation, resource preservation, equality and opportunity, and improving human health and safeguarding lives, and the themes are expected to change over time based on the Adviser's research. In addition to this "top-down" thematic approach, the Adviser also uses a "bottom-up" analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company's exposure to environmental, social and corporate governance ("ESG") factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company's exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts ("REITs") and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. Investments in ETFs will not be subject to the Fund's sustainable investment themes or ESG factors.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. ESG RISK: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

ON NOVEMBER 1, 2016, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT STRATEGIES (PREVIOUSLY, THE FUND'S INVESTMENT STRATEGIES DID NOT EMPHASIZE SUSTAINABLE INVESTMENT THEMES) AND ALSO CHANGED ITS NAME FROM AB GLOBAL THEMATIC GROWTH FUND TO AB SUSTAINABLE GLOBAL THEMATIC FUND. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 1, 2016 IS BASED ON THE FUND'S PRIOR INVESTMENT STRATEGIES AND MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT STRATEGIES.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 2.92%.

                                    [CHART]


  08       09      10      11       12      13      14     15     16      17
-------  ------  ------  -------  ------  ------  ------  -----  -----  ------
-45.43%  55.54%  18.43%  -23.71%  12.97%  22.62%   4.49%  2.46%  2.69%  37.16%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 25.86%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.03%, 3RD QUARTER, 2011.

PERFORMANCE TABLE*
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                        1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                      31.32% 12.10%   4.37%
               ---------------------------------------------------------------
               Return After Taxes on Distributions      31.32% 11.77%   4.18%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      17.73%  9.50%   3.38%
-------------------------------------------------------------------------------
Class B        Return Before Taxes                      32.07% 12.18%   4.15%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                      35.09% 12.24%   4.04%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      37.49% 13.39%   5.12%
-------------------------------------------------------------------------------
Class R        Return Before Taxes                      36.82% 12.90%   4.73%
-------------------------------------------------------------------------------
Class K        Return Before Taxes                      37.21% 13.25%   5.05%
-------------------------------------------------------------------------------
Class I        Return Before Taxes                      37.74% 13.65%   5.43%
-------------------------------------------------------------------------------
MSCI ACWI Index (Net)
(reflects no deduction for fees, expenses, or taxes
 except the reinvestment of dividends of non-U.S.
 withholding taxes)                                     23.97% 10.80%   4.65%
-------------------------------------------------------------------------------

* Includes the impact of proceeds of a distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the 1-Year period ended December 31, 2017, by 0.77%.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Daniel C. Roarty          Since 2013      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND
(FORMERLY, AB INTERNATIONAL GROWTH FUND)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                      CLASS B SHARES                               CLASS
                                                         CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                                         SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                       4.25%           None            None         None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                             None(a)         4.00%(b)        1.00%(c)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None            None            None         None         None
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                                                .19%    .27%    .20%       .19%       .26%    .20%    .09%
  Other Expenses                                                .21%    .20%    .20%       .21%       .20%    .21%    .20%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Other Expenses                                            .40%    .47%    .40%       .40%       .46%    .41%    .29%
                                                              ------  ------  ------     ------     ------  ------  ------
Acquired Fund Fees and Expenses                                 .01%    .01%    .01%       .01%       .01%    .01%    .01%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses                           1.41%   2.23%   2.16%      1.16%      1.72%   1.42%   1.05%
                                                              ======  ======  ======     ======     ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.01)%  (.01)%  (.01)%     (.01)%     (.01)%  (.01)%  (.01)%
                                                              ------  ------  ------     ------     ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.40%   2.22%   2.15%      1.15%      1.71%   1.41%   1.04%
                                                              ======  ======  ======     ======     ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(d)In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------
After 1 Year      $  561  $  625  $  318     $  117     $  174  $  144  $  106
After 3 Years     $  851  $  896  $  675     $  367     $  541  $  448  $  333
After 5 Years     $1,162  $1,194  $1,158     $  637     $  932  $  775  $  578
After 10 Years    $2,043  $2,357  $2,492     $1,408     $2,029  $1,701  $1,282
-------------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  225  $  218
After 3 Years                                                   $  696  $  675
After 5 Years                                                   $1,194  $1,158
After 10 Years                                                  $2,357  $2,492
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a focused international portfolio of equity securities of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside of the United States that the Adviser believes are positively exposed to sustainable investment themes at the time of purchase, and related derivatives.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies through its "top-down" process sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. These themes include climate, health and empowerment and are expected to change over time based on the Adviser's research. In addition to this "top-down" thematic approach, the Adviser also uses a "bottom-up" analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company's exposure to environmental, social and corporate governance ("ESG") factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company's exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries, with the stock selection process determining the geographic distribution of the Fund's investments. The Fund may sell securities that no longer meet the investment criteria described above.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. ESG RISK: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

ON JANUARY 8, 2018, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT STRATEGIES (PREVIOUSLY, THE FUND'S INVESTMENT STRATEGIES DID NOT EMPHASIZE SUSTAINABLE INVESTMENT THEMES) AND ALSO CHANGED ITS NAME FROM AB INTERNATIONAL GROWTH FUND TO AB SUSTAINABLE INTERNATIONAL THEMATIC FUND. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO JANUARY 8, 2018 IS BASED ON THE FUND'S PRIOR INVESTMENT STRATEGIES AND MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT STRATEGIES.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was -6.92%.

                                    [CHART]


  08       09      10      11       12      13      14      15      16      17
-------  ------  ------  -------  ------  ------  ------  ------  ------  ------
-49.39%  40.09%  12.39%  -16.51%  15.40%  13.30%  -1.41%  -2.11%  -7.10%  34.46%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                     1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                   28.78%  5.51%    0.04%
               ----------------------------------------------------------------------------
               Return After Taxes on Distributions                   28.78%  5.43%   -0.09%
               ----------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund
               Shares                                                16.29%  4.30%    0.09%
--------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                   29.36%  5.61%   -0.14%
--------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                   32.51%  5.66%   -0.26%
--------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                   34.87%  6.72%    0.75%
--------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                   34.10%  6.14%    0.22%
--------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                   34.49%  6.47%    0.51%
--------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                   35.02%  6.90%    0.92%
--------------------------------------------------------------------------------------------
MSCI ACWI Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the
 reinvestment of dividends of non-U.S. withholding taxes)            27.19%  6.80%    1.84%
--------------------------------------------------------------------------------------------

*After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                          LENGTH OF SERVICE    TITLE
--------------------------------------------------------------------------------------------
William Johnston                  Since November 2017  Senior Vice President of the Adviser

Daniel C. Roarty                  Since 2011           Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB GLOBAL CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                        CLASS A  CLASS C   ADVISOR CLASS
                                                        SHARES   SHARES       SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      4.25%    None         None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                            None(a)  1.00%(b)     None
----------------------------------------------------------------------------------------
Exchange Fee                                             None     None         None
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                                     .75%    .75%      .75%
Distribution and/or Service (12b-1) Fees            .25%   1.00%      None
Other Expenses:
 Transfer Agent                                     .02%    .05%      .02%
 Other Expenses                                     .13%    .10%      .13%
                                                   -----   -----      ----
Total Other Expenses                                .15%    .15%      .15%
                                                   -----   -----      ----
Total Annual Fund Operating Expenses               1.15%   1.90%      .90%
                                                   =====   =====      ====
-------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
After 1 Year                                      $  537  $  293*    $   92
After 3 Years                                     $  775  $  597     $  287
After 5 Years                                     $1,031  $1,026     $  498
After 10 Years                                    $1,763  $2,222     $1,108
-------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-U.S. companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, strong balance sheet, strong earnings power, high earnings quality, low downside risk, and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund's holdings of non-U.S. companies will frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 5.61%.

                                    [CHART]


 08      09      10      11      12      13      14       15      16        17
----    ----    ----    ----    ----    ----    ----    ------   -----    ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a    -2.77%   7.75%    25.16%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 7.89%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -8.57%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                       SINCE
                                                              1 YEAR INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                            19.79%   7.55%
               ---------------------------------------------------------------
               Return After Taxes on Distributions            18.37%   6.93%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                 12.01%   5.73%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                            23.21%   8.19%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                            25.49%   9.28%
-------------------------------------------------------------------------------
MSCI ACWI Index (Net)
(reflects no deduction for fees, expenses, or taxes except
 the reinvestment of dividends of non-U.S. withholding taxes) 23.97%   8.69%
-------------------------------------------------------------------------------

* Inception date for all Classes: 11/12/14.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
David Dalgas              Since 2014      Senior Vice President of the Adviser

Klaus Ingemann            Since 2014      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                   CLASS A  CLASS C   ADVISOR CLASS
                                                   SHARES   SHARES       SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%    None         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)  1.00%(b)     None
-----------------------------------------------------------------------------------
Exchange Fee                                        None     None         None
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                      CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------
Management Fees                                         .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees                .25%   1.00%       None
Other Expenses:
 Transfer Agent                                         .04%    .06%       .04%
 Other Expenses                                         .89%    .87%       .86%
                                                      ------  ------     ------
Total Other Expenses                                    .93%    .93%       .90%
                                                      ------  ------     ------
Acquired Fund Fees and Expenses                         .01%    .01%       .01%
                                                      ------  ------     ------
Total Annual Fund Operating Expenses                   1.94%   2.69%      1.66%
                                                      ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)            (.74)%  (.74)%     (.71)%
                                                      ------  ------     ------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement                   1.20%   1.95%       .95%
                                                      ======  ======     ======
-----------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until October 31, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.20%, 1.95% and .95% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until October 31, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLE
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
After 1 Year                                      $  542  $  298*    $   97
After 3 Years                                     $  940  $  765     $  454
After 5 Years                                     $1,362  $1,359     $  835
After 10 Years                                    $2,536  $2,968     $1,906
-------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, primarily in common stocks of non-U.S. companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser will consider in this regard will include: a company's record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company's securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. The Adviser will seek to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund's holdings of non-U.S. companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 3.39%.

                                    [CHART]


 08      09      10      11      12      13      14      15       16        17
----    ----    ----    ----    ----    ----    ----    ----    ------    ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -0.30%    24.26%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 7.92%, 2ND QUARTER, 2017; AND WORST QUARTER WAS DOWN -4.72%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2017)

                                                                       SINCE
                                                              1 YEAR INCEPTION*
-------------------------------------------------------------------------------
Class A**      Return Before Taxes                            18.94%   6.58%
               ---------------------------------------------------------------
               Return After Taxes on Distributions            18.70%   6.23%
               ---------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                 11.03%   5.02%
-------------------------------------------------------------------------------
Class C        Return Before Taxes                            22.28%   7.67%
-------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                            24.61%   8.73%
-------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)           25.03%   6.84%
-------------------------------------------------------------------------------

* Inception date for all Classes: 7/29/15.

**After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Kent W. Hargis            Since 2015      Senior Vice President of the Adviser

Sammy Suzuki              Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 66 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 130 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                   CLASS A  CLASS C   ADVISOR CLASS
                                                   SHARES   SHARES       SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%    None         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)  1.00%(b)     None
-----------------------------------------------------------------------------------
Exchange Fee                                        None     None         None
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                      CLASS A CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------
Management Fees                                         .85%    .85%       .85%
Distribution and/or Service (12b-1) Fees                .25%   1.00%       None
Other Expenses:
 Transfer Agent                                         .05%    .08%       .05%
 Other Expenses                                         .93%    .96%       .90%
                                                      ------  ------     ------
Total Other Expenses                                    .98%   1.04%       .95%
                                                      ------  ------     ------
Acquired Fund Fees and Expenses                         .01%    .01%       .01%
                                                      ------  ------     ------
Total Annual Fund Operating Expenses                   2.09%   2.90%      1.81%
                                                      ======  ======     ======
Fee Waiver and/or Expense Reimbursement(c)            (.79)%  (.85)%     (.76)%
                                                      ------  ------     ------
Total Annual Fund Operating Expenses After Fee
 Waiver and/or Expense Reimbursement                   1.30%   2.05%      1.05%
                                                      ======  ======     ======
-----------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until October 31, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.30%, 2.05% and 1.05% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares ("expense limitations"). The expense limitations will remain in effect until October 31, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLE
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  CLASS A CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
After 1 Year                                      $  552  $  308*    $  107
After 3 Years                                     $  979  $  818     $  495
After 5 Years                                     $1,431  $1,453     $  909
After 10 Years                                    $2,683  $3,163     $2,064
-------------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, primarily in common stocks of non-U.S. companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser will employ an appraisal method which attempts to measure each prospective company's quality and growth rate by numerous factors. Such factors will include: a company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund will invest in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund's holdings of non-U.S. companies may include some companies located in emerging markets, and at times emerging market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

.. SECTOR RISK: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund's investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was -1.13%.

                                    [CHART]


 08      09      10      11      12      13      14      15       16        17
----    ----    ----    ----    ----    ----    ----    ----    ------    ------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -5.97%    37.49%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 10.69%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -6.07%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2017)

                                                                      SINCE
                                                             1 YEAR INCEPTION*
------------------------------------------------------------------------------
Class A**      Return Before Taxes                           31.68%   4.97%
               --------------------------------------------------------------
               Return After Taxes on Distributions           30.33%   4.56%
               --------------------------------------------------------------
               Return After Taxes on Distributions and Sale
               of Fund Shares                                18.33%   3.74%
------------------------------------------------------------------------------
Class C        Return Before Taxes                           35.55%   5.88%
------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                           37.85%   6.93%
------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)          25.03%   5.58%
------------------------------------------------------------------------------

* Inception date for all Classes: 4/15/15.

**After-tax Returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Dev Chakrabarti           Since 2015      Senior Vice President of the Adviser

Mark Phelps               Since 2015      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

                                                                     INITIAL            SUBSEQUENT
--------------------------------------------------------------------------------------------------------------
Class A/Class C shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B shares are not currently offered to new investors)
--------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                      reaches $2,500
--------------------------------------------------------------------------------------------------------------
Advisor Class shares (only available to fee-based programs or         None                 None
through other limited arrangements and certain commission-based brokerage arrangements)
--------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z shares are available   None                 None
at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a
financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.
--------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices; additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" transactions where a Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the reference security is less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise a purchased option, the premium it paid for the option will be lost. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options. A Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, a Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

   If a Fund purchases or writes privately-negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. The Securities and Exchange Commission ("SEC") may adopt similar clearing requirements in respect of security-based swaps. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or
   (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it

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   may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

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A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Each Fund limits its investments in illiquid securities to 15% of its net assets, except for AB CONCENTRATED GROWTH FUND, which limits its investments in illiquid securities to 5% of its net assets. Until the Funds' compliance date of December 1, 2018 for new Rule 22e-4 under the Investment Company Act of 1940 ("the 1940 Act"), the term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. After such date, the term shall mean any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Fund's investment in other investment companies, including ETFs, subjects the Fund indirectly to the underlying risks of those investment companies.

INVESTMENTS IN PRE-IPO SECURITIES
A Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. A Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

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LOANS OF PORTFOLIO SECURITIES
For the purpose of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors or Trustees (the "Board") and expected to be managed by the Adviser. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

AB CONCENTRATED GROWTH FUND intends to limit its securities lending activities so that no more than 5% of the value of the Fund's assets will be represented by securities loaned.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts, or REITs, are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements. In a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

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REVERSE REPURCHASE AGREEMENTS
A Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. AB SELECT US LONG/SHORT PORTFOLIO makes short sales as part of its principal investment strategies. A short sale involves the sale of a security that a Fund does not own or, if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS
A Fund may invest in certain derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof), unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked

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components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in a Fund may involve the risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle

Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment include:

Argentina                   Hungary                   Peru
Bangladesh                  India                     Philippines
Belarus                     Indonesia                 Poland
Belize                      Iraq                      Russia
Brazil                      Ivory Coast               Senegal
Bulgaria                    Jamaica                   Serbia
Chile                       Jordan                    South Africa
China                       Kazakhstan                South Korea
Colombia                    Lebanon                   Sri Lanka
Croatia                     Lithuania                 Taiwan
Dominican Republic          Malaysia                  Thailand
Ecuador                     Mexico                    Turkey
Egypt                       Mongolia                  Ukraine
El Salvador                 Nigeria                   Uruguay
Gabon                       Pakistan                  Venezuela
Georgia                     Panama                    Vietnam
Ghana

Countries may be added to or removed from this list at any time.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

BORROWINGS AND LEVERAGE
A Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to the Fund's use of derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of the leverage approach the net return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Fund were not leveraged.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and longer-term debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. The Funds offer seven classes of shares through this Prospectus, except for the AB DISCOVERY GROWTH FUND, AB SMALL CAP GROWTH PORTFOLIO and AB LARGE CAP GROWTH FUND, which offer eight classes of shares, AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO, which offer six classes of shares, and AB GLOBAL CORE EQUITY PORTFOLIO, AB INTERNATIONAL STRATEGIC CORE PORTFOLIO and AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO, which offer three classes of shares, through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or "Mutual Fund Only" brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or "network level" account arrangements with a Fund.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

CLASS Z SHARES - SHARES AVAILABLE TO PERSONS PARTICIPATING IN CERTAIN FEE-BASED PROGRAMS
Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Funds.

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds; and

..  through certain special arrangements approved by the Adviser.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in a Fund.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Fund's shares is up to:

                                    DISTRIBUTION AND/OR SERVICE
                                      (RULE 12b-1) FEE (AS A
                                      PERCENTAGE OF AGGREGATE
                                     AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------
Class A                                        0.25%*
Class B                                        1.00%
Class C                                        1.00%
Advisor Class                                  None
Class R                                        0.50%
Class K                                        0.25%
Class I                                        None
Class Z                                        None

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AB
 LARGE CAP GROWTH FUND is .50% of the aggregate average daily net assets, and the maximum fee allowed under any Rule 12b-1 Plan for Class A shares of all other Funds, except AB GLOBAL CORE EQUITY PORTFOLIO, AB INTERNATIONAL STRATEGIC CORE PORTFOLIO and AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO, is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds' payments to .25%, except with respect to AB DISCOVERY GROWTH FUND, for which payments are currently limited to .23%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00


Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES.
The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs;

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser; or

.. persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. FOR WAIVERS AND DISCOUNTS NOT AVAILABLE THROUGH A PARTICULAR INTERMEDIARY, SHAREHOLDERS WILL HAVE TO PURCHASE FUND SHARES DIRECTLY FROM THE FUND OR THROUGH ANOTHER INTERMEDIARY TO RECEIVE THESE WAIVERS OR DISCOUNTS.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B--Financial Intermediary Waivers.

CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER AB MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES.
These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", select the Fund, then click on "More Literature-Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of

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Class A shares that would apply to the total amount stated in the LETTER OF
INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, a Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds' SAI for a list of additional circumstances under which the Funds will waive the CDSCs on redemption of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B--Financial Intermediary Waivers.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that

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are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C, Advisor Class or Class Z shares made through your financial advisor or in connection with participation on the intermediary's platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly

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the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2018, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $20 million. In 2017, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. If paid by the Funds, these expenses are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  AIG Advisor Group
  American Enterprise Investment Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities
  Institutional Cash Distributors (ICD)
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  US Bancorp Investments
  Voya Financial Partners
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to

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seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. Each Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, each Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. Each Fund normally pays proceeds of a sale of Fund shares in cash. However, each Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to

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accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which

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  may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of September 30, 2018 totaling over $550 billion (of which approximately $113 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds in 30 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 113 separate investment portfolios, had as of September 30, 2018 approximately 2.5 million shareholder accounts.

During 2017, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. ("AXA Equitable"), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). AXA Equitable is the holding company for a diverse group of financial services companies, including the Adviser. During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 71.9% of the outstanding common stock of AXA Equitable as of June 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events.

AXA has announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan"). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and therefore may be deemed an "assignment" causing a termination of each Fund's current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at its July 31-August 2, 2018 meetings, the Boards approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to
(1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of AXA Equitable. At the October 11, 2018 meeting, shareholders of AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO approved the new and future investment advisory agreements, but the meeting was adjourned until November 14, 2018 with respect to all of the other Funds.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Funds, including with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year or period, a percentage of net assets as follows:

                                    FEE AS A PERCENTAGE OF
                                         AVERAGE NET       FISCAL YEAR
FUND                                       ASSETS*            ENDED
----------------------------------------------------------------------
AB Growth Fund                               .75%            7/31/18
AB Large Cap Growth Fund                     .53%            7/31/18
AB Concentrated Growth Fund                  .80%            6/30/18

                                           FEE AS A PERCENTAGE OF
                                                AVERAGE NET       FISCAL YEAR
FUND                                              ASSETS*            ENDED
-----------------------------------------------------------------------------
AB Discovery Growth Fund                             .62%           7/31/18
AB Small Cap Growth Portfolio                        .75%           7/31/18
AB Select US Equity Portfolio                       1.00%           6/30/18
AB Select US Long/Short Portfolio                   1.50%           6/30/18
AB Sustainable Global Thematic Fund                  .75%           7/31/18
AB Sustainable International Thematic
 Fund                                                .75%           6/30/18
AB Global Core Equity Portfolio                      .75%           6/30/18
AB International Strategic Core Portfolio            .05%           6/30/18
AB Concentrated International Growth
 Portfolio                                           .10%           6/30/18

--------
*Fee stated net of any expense limitations. See "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended June 30, 2018 or July 31, 2018 as shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the AB GROWTH FUND are made by the Adviser's Growth Investment Team.

The following table lists the senior members of the Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Bruce K. Aronow; since 2013; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2013,
                                          and Chief Investment Officer of U.S.
                                          Small/SMID Cap Growth.

                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Frank V. Caruso; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2013,
                                          and Chief Investment Officer of U.S.
                                          Growth Equities.

John H. Fogarty; since 2013; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2013.

The day-to-day management of, and investment decisions for, the AB LARGE CAP GROWTH FUND are made by the Adviser's U.S. Large Cap Growth Investment Team.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2012; Senior Vice     (see above)
President of the Adviser

John H. Fogarty; since 2012; Senior Vice     (see above)
President of the Adviser

Vinay Thapar; since April 2018; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity as a
                                             portfolio manager since prior to 2013.

The day-to-day management of, and investment decisions for, the AB CONCENTRATED GROWTH FUND are made by Mr. James Tierney, a Senior Vice President of the Adviser, with which he has been associated since December 2013 and Chief Investment Officer of Concentrated U.S. Growth, when the Adviser acquired WPS Advisors, Inc. ("WPS"). Prior thereto, he was Chief Investment Officer of WPS (2010-2013) and Portfolio Manager/Analyst and Senior Vice President of WPS (2003-2010).

The day-to-day management of, and investment decisions for, the AB DISCOVERY GROWTH FUND are made by the Adviser's U.S. Small/Mid Cap Growth Investment Team.

The following table lists the senior members of the U.S. Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Bruce K. Aronow; since 2008; Senior Vice  (see above)
President of the Adviser

N. Kumar Kirpalani; since 2008; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser*            with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2013.

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------------
Samantha S. Lau; since 2008; Senior Vice  Senior Vice President of the Adviser, with
President of the Adviser                  which she has been associated in a
                                          substantially similar capacity as a portfolio
                                          manager since prior to 2013. She is also
                                          Co-Chief Investment Officer of U.S. Small/
                                          Mid Cap Growth Equities.

Wen-Tse Tseng; since 2008; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity since prior
                                          to 2013.

--------
*Mr. Kirpalani is expected to retire from the Adviser effective January 31, 2019.

The day-to-day management of, and investment decisions for, the AB SMALL CAP GROWTH PORTFOLIO are made by the Adviser's Small Cap Growth Investment Team.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                          PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE         THE PAST FIVE (5) YEARS
----------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice         (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior           (see above)
Vice President of the Adviser*

Samantha S. Lau; since 2004; Senior Vice         (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Senior Vice           (see above)
President of the Adviser

--------
*Mr. Kirpalani is expected to retire from the Adviser effective January 31, 2019.

The day-to-day management of, and investment decisions for, the AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO are made by the Adviser's Select Equity Portfolios Investment Team. The following table lists the senior members of the Select Equity Portfolios Investment Team with the primary responsibility for day-to-day management of the Funds' portfolios, the year that each person assumed joint and primary responsibility for each Fund, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
Kurt A. Feuerman; since 2011 for the AB     Senior Vice President and Chief
Select US Equity Portfolio and since 2012   Investment Officer, Select US Equity
for the AB Select US Long/Short Portfolio;  Portfolios of the Adviser, with which he
Senior Vice President of the Adviser        has been associated in this current
                                            position since prior to 2013.

Anthony Nappo; since 2015; Senior Vice      Senior Vice President and Co-Chief
President of the Adviser                    Investment Officer, Select US Equity
                                            Portfolios of the Adviser since June 2015,
                                            and a Portfolio Manager/Research
                                            Analyst on the Select Equities Portfolio
                                            Investment Team since prior to 2013.

The day-to-day management of, and investment decisions for, the AB SUSTAINABLE GLOBAL THEMATIC FUND are made by the Adviser's Thematic and Sustainable Equities Investment Team.

The following table lists the person within the Thematic and Sustainable Equities Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that the person has been jointly or primarily responsible for the Fund, and that person's principal occupation during the past five years:

                                                PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Daniel C. Roarty; since 2013; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated
                                           since prior to 2013, and Chief
                                           Investment Officer of the Thematic and
                                           Sustainable Equities Team since 2013.
                                           He is also Chief Investment Officer of
                                           Thematic and Sustainable Equities.

The day-to-day management of, and investment decisions for, the AB SUSTAINABLE INTERNATIONAL THEMATIC FUND are made by the Adviser's Thematic and Sustainable Equities Investment Team.

The following table lists the persons within the Thematic and Sustainable Equities Investment Team with the responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly or primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
William Johnston; since November 2017;     Senior Vice President of the Adviser,
Senior Vice President of the Adviser       with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2013.

Daniel C. Roarty; since 2011; Senior Vice  (see above)
President of the Adviser

The day-to-day management of, and investment decisions for, the AB GLOBAL CORE EQUITY PORTFOLIO are made by an Investment Policy Team.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                              PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
David Dalgas; since 2014; Senior Vice    Senior Vice President of the Adviser
President of the Adviser                 since 2014. Co-Chief Investment Officer
                                         --Global Core Equity since 2018.
                                         Previously, he served as Head of
                                         Equities and Chief Investment Officer of
                                         CPH Capital Fondsmaeglerselskab A/S
                                         ("CPH Capital"), since prior to 2013.

Klaus Ingemann; since 2014; Senior Vice  Senior Vice President of the Adviser
President of the Adviser                 since 2014. Co-Chief Investment
                                         Officer-Global Core Equity since 2018.
                                         Previously, he was an executive
                                         member of the Investment Board of
                                         CPH Capital since prior to 2013.

The day-to-day management of, and investment decisions for, the AB INTERNATIONAL STRATEGIC CORE PORTFOLIO are made by the Adviser's Strategic Core Investment Team.

The following table lists the senior members of the Strategic Core Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Kent W. Hargis; since 2015; Senior Vice  Senior Vice President of the Adviser
President of the Adviser                 with which he has been associated in a
                                         similar capacity to his current position
                                         since prior to 2013. Co-Chief
                                         Investment Officer--Strategic Core
                                         Equities since 2018; Head of
                                         Quantitative Research--Equities.

Sammy Suzuki; since 2015; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                 with which he has been associated in a
                                         similar capacity to his current position
                                         since prior to 2013. Co-Chief
                                         Investment Officer of Strategic Core
                                         Equities since 2018.

The day-to-day management of, and investment decisions for, the AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's Concentrated International Growth Investment Team.

The following table lists the senior members of the Concentrated International Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                               PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                             THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Dev Chakrabarti; since 2015; Senior Vice  Senior Vice President of the Adviser and
President of the Adviser                  Senior Research Analyst for
                                          Concentrated Global Growth. Prior to
                                          joining the Adviser in December 2013,
                                          he was a portfolio manager/analyst on
                                          the global equity research and portfolio
                                          management team at WPS Advisors,
                                          Inc. ("WPS") since prior to 2013.

Mark Phelps; since 2015; Senior Vice      Senior Vice President of the Adviser and
President of the Adviser                  Chief Investment Officer of
                                          Concentrated Global Growth, with
                                          which he has been associated since
                                          December 2013, when the Adviser
                                          acquired WPS. Prior thereto, he was
                                          President and managing director of
                                          Global Investments of WPS from prior
                                          to 2013 until December 2013 and
                                          Chief Investment Officer of WPS from
                                          prior to 2013 until June 2013.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
AB GLOBAL CORE EQUITY PORTFOLIO, AB SELECT US EQUITY PORTFOLIO, AB SELECT US LONG/SHORT PORTFOLIO AND AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
The investment teams employed by the Adviser to manage the AB GLOBAL CORE EQUITY PORTFOLIO, AB SELECT US EQUITY PORTFOLIO, AB SELECT US LONG/SHORT PORTFOLIO and AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with substantially the same investment strategies as those applicable to each Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Funds, as registered investment companies, are subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected their performance.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Similarly Managed Accounts through September 30, 2018. The aggregate assets for the Similarly Managed Accounts as of September 30, 2018 are also shown.

Prior to June 2011, the Similarly Managed Accounts of AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO were managed at Caxton Associates L.P. by an investment team led by Mr. Feuerman. As of June 2011, Mr. Feuerman and his team joined the Adviser, which became the investment adviser of the Similarly Managed Accounts.

The performance data is net of all fees (including brokerage commissions) charged to the Similarly Managed Accounts, calculated on a monthly basis. The performance data has been calculated by deducting the maximum management fee paid by investors in a Similarly Managed Account. The maximum fee for the Similarly Managed Accounts of AB GLOBAL CORE EQUITY PORTFOLIO is 0.80% of assets annually. The maximum fee for the Similarly Managed Accounts of AB SELECT US EQUITY PORTFOLIO is 1.50% annually or, after January 1, 2012, 1.00% annually. The maximum fee for the Similarly Managed Accounts of AB SELECT US LONG/SHORT PORTFOLIO is 1.00% annually, plus 20% of net realized and unrealized appreciation (subject to "high water mark" provisions that require payment of the fee on net appreciation only when the Similarly Managed Account's NAV exceeds the Similarly Managed Account's highest prior NAV determined as of certain specified dates). The highest investment management fee charged to a Similarly Managed Account of AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO is 0.90% of account assets and the current management fee schedule for the Similarly Managed Accounts of the Fund is 0.90% of the first $50 million of account assets, 0.75% of the next $50 million of account assets, and 0.65% of account assets in excess of $100 million. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Funds. Furthermore, investors in the Similarly Managed Accounts pay no sales charges in connection with their investments, and the data below has not been adjusted to reflect any sales charge that may be paid by Fund investors. The deduction of any such higher fees or sales charges would have resulted in lower performance. While Similarly Managed Account performance is net of foreign withholding taxes, except as noted, the performance data has not been adjusted for U.S. corporate or individual taxes, if any, payable by owners of the Similarly Managed Accounts.

The Adviser has calculated the investment performance of the Similarly Managed Accounts on a trade-date basis. Income has been accrued daily, dividends have been accrued at the end of the month and cash flows weighted daily. Investment performance for each Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary.

Performance for certain Similarly Managed Accounts is for the Class A interests of such Similarly Managed Accounts. Pursuant to applicable rules of FINRA, the Class A interests (which are generally available only to investors unaffiliated with the Adviser) receive all or a substantial majority (at least 90%) of the profits and losses of the Similarly Managed Account attributable to investments in "new issue" securities.

The MSCI ACWI Index (Net) is used by AB GLOBAL CORE EQUITY PORTFOLIO and its Similarly Managed Accounts, for purposes of this example, as a benchmark to measure its relative performance. The MSCI ACWI Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI ACWI Index
(Net) may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The S&P 500 Index is used by AB SELECT US EQUITY PORTFOLIO and AB SELECT US LONG/SHORT PORTFOLIO and their Similarly Managed Accounts, for purposes of this example, as a benchmark to measure their relative performance. The S&P 500 Index is a stock market index containing the stocks of 500 large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equity market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index performance is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees. If the Funds were to purchase a portfolio of securities substantially identical to the securities comprising the index, the performance of the Funds relative to the index would be reduced by the Funds' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Funds' shareholders of sales charges and income taxes.

The MSCI EAFE Index is used by AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO and its Similarly Managed Accounts, for purposes of this example as a benchmark to measure its relative performance. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

To the extent the investment team utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI EAFE Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The performance data below is provided solely to illustrate each investment team's performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of each Fund will be affected by the performance of the investment teams managing each Fund's assets. If the investment teams were to perform relatively poorly, the performance of the corresponding Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of a Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that is used to calculate each Fund's performance. The use of a methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - SIMILARLY MANAGED ACCOUNTS*

                                                   SIMILARLY
                                                MANAGED ACCOUNTS MSCI ACWI INDEX
AB GLOBAL CORE EQUITY PORTFOLIO                  TOTAL RETURN**       (NET)
--------------------------------------------------------------------------------
Nine Months Ended September 30, 2018                   5.82%           3.83%
Year Ended December 31:
2017                                                  25.34%          23.97%
2016                                                   7.99%           7.86%
2015                                                  -2.47%          -2.36%
2014                                                   1.17%           4.16%
2013                                                  29.16%          22.80%
2012                                                  25.09%          16.13%
Six months ended December 31, 2011***                -12.19%         -11.49%
Cumulative total return for the period from
 July 1, 2011 (inception of Similarly Managed
 Accounts) to September 30, 2018                     100.51%          78.22%

                                                     SIMILARLY
                                                  MANAGED ACCOUNTS
AB SELECT US EQUITY PORTFOLIO                      TOTAL RETURN**  S&P 500 INDEX
--------------------------------------------------------------------------------
Nine Months Ended September 30, 2018                     9.94%         10.56%
Year Ended December 31:
2017                                                    22.13%         21.83%
2016                                                     9.13%         11.96%
2015                                                     1.04%          1.38%
2014                                                    13.17%         13.69%
2013                                                    30.88%         32.39%
2012                                                    16.18%         16.00%
2011                                                     3.82%          2.11%
2010                                                    19.84%         15.06%
2009                                                    35.64%         26.46%
2008                                                   -35.32%        -37.00%
2007                                                    12.18%          5.49%
2006                                                    20.48%         15.79%
2005                                                    15.04%          4.91%

                                                     SIMILARLY
                                                  MANAGED ACCOUNTS
AB SELECT US LONG/SHORT PORTFOLIO                  TOTAL RETURN**  S&P 500 INDEX
--------------------------------------------------------------------------------
Nine Months Ended September 30, 2018                    6.22%          10.56%
Year Ended December 31:
2017                                                   10.37%          21.83%
2016                                                    4.34%          11.96%
2015                                                   -0.27%           1.38%
2014                                                    3.28%          13.69%
2013                                                   16.95%          32.39%
2012                                                    6.52%          16.00%
2011                                                    0.58%           2.11%
2010                                                    8.12%          15.06%
2009                                                   10.15%          26.46%
2008                                                   -8.00%         -37.00%

                                                     SIMILARLY
                                                  MANAGED ACCOUNTS
AB SELECT US LONG/SHORT PORTFOLIO                  TOTAL RETURN**  S&P 500 INDEX
--------------------------------------------------------------------------------
2007                                                     6.82%          5.49%
2006                                                    13.03%         15.79%
2005                                                     6.77%          4.91%
2004                                                    15.68%         10.88%
2003                                                    21.63%         28.68%
2002                                                     0.52%        -22.10%
2001                                                    18.82%        -11.88%
2000                                                    34.36%         -9.11%

                                                     SIMILARLY
                                                  MANAGED ACCOUNTS     MSCI
AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO     TOTAL RETURN**   EAFE INDEX
--------------------------------------------------------------------------------
Nine Months Ended September 30, 2018                    -0.22%         -1.43%
Year Ended December 31:
2017                                                    37.72%         25.03%
2016                                                    -5.59%          1.00%
2015                                                     2.90%         -0.81%
2014                                                     3.72%         -4.90%
2013                                                     8.69%         22.78%
2012                                                    20.63%         17.32%
2011                                                   -15.05%        -12.14%
2010                                                    12.24%          7.75%
2009                                                    29.95%         31.78%
2008                                                   -39.55%        -43.38%
2007                                                     7.73%         11.17%
One month ended December 31, 2006#                       2.68%          3.14%
Cumulative total return for the period from
 November 30, 2006 (inception of Similarly
 Managed Accounts) to September 30, 2018                50.42%         36.97%

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2018*

SIMILARLY MANAGED ACCOUNTS--NET OF FEES PERFORMANCE
Average annual returns for periods ended September 30, 2018, with aggregate assets as of September 30, 2018.

                                                                 ASSETS                                 SINCE
AB GLOBAL CORE EQUITY PORTFOLIO                               (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS  INCEPTION***
-----------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts**                                    $3,226.80   12.43%  14.47%    8.81%     10.07%
MSCI ACWI Index (Net)                                                        9.77%  13.40%    8.67%      8.30%
-----------------------------------------------------------------------------------------------------------------

                                                                 ASSETS                                 SINCE
AB SELECT US EQUITY PORTFOLIO                                 (IN MILLIONS) 1 YEAR  3 YEARS 5 YEARS   INCEPTION+
-----------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts**                                    $5,515.99   18.58%  15.89%   12.97%     11.24%
S&P 500 Index                                                               17.91%  17.31%   13.95%      8.83%
-----------------------------------------------------------------------------------------------------------------

                                                   ASSETS                                               SINCE
AB SELECT US LONG/SHORT PORTFOLIO               (IN MILLIONS)    1 YEAR     3 YEARS 5 YEARS 10 YEARS  INCEPTION^
-----------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts**                      $2,418.12        10.77%    8.33%   5.89%    6.19%      9.00%
S&P 500 Index                                                      17.91%   17.31%  13.95%   11.97%      5.75%
-----------------------------------------------------------------------------------------------------------------

                                                   ASSETS                                               SINCE
AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO  (IN MILLIONS)    1 YEAR     3 YEARS 5 YEARS 10 YEARS  INCEPTION#
-----------------------------------------------------------------------------------------------------------------
Similarly Managed Accounts##                      $  218.75         4.32%   11.07%   7.02%    6.66%      3.51%
MSCI EAFE Index                                                     2.74%    9.23%   4.42%    5.38%      2.69%
-----------------------------------------------------------------------------------------------------------------

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Inception date of the Similarly Managed Accounts is July 1, 2011.

+  Inception date of the Similarly Managed Accounts is December 31, 2004.

^  Inception date of the Similarly Managed Accounts is December 31, 1999.

#  Inception date of the Similarly Managed Accounts is November 30, 2006.

## Net of fees charged by the Adviser and portfolio transaction costs.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
Certain members of the investment team employed by the Adviser to manage the AB INTERNATIONAL STRATEGIC CORE PORTFOLIO have experience in managing a non-fee paying discretionary account of the Adviser (the "Proprietary Account") that had substantially the same investment objective and policies and was managed in accordance with substantially similar investment strategies as the Fund. The Proprietary Account was not a registered investment company and was not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Proprietary Account, may have adversely affected the performance of the Proprietary Account.

Set forth below is performance data provided by the Adviser relating to the Proprietary Account and the Fund (together, the "Similarly Managed Accounts"). The performance data shown reflects the performance of the Proprietary Account for the period from its inception on October 1, 2011 through September 30, 2018 and for the Fund from July 31, 2015 through September 30, 2018. The net assets of the Fund as of September 30, 2018 were approximately $85.39 million. The performance data is net of fees charged by the Adviser, generally calculated by deducting the highest fee that would be charged to an institutional account managed in a substantially similar manner (0.55% of account assets), and portfolio transaction costs. Net-of-fee performance figures reflect the compounding effect of such fees.

For the periods prior to July 31, 2015, the data has not been adjusted to reflect any fees and expenses that are payable by the Fund, which may be higher than the fees imposed on other accounts and will reduce the returns of the Fund. Among other fees and expenses, expenses associated with the distribution of Class A and Class C shares of the Fund in accordance with the plans adopted by the Fund's Board under Commission Rule 12b-1 are excluded. While Similarly Managed Accounts performance is net of foreign withholding taxes, the performance data has not been adjusted for corporate or individual taxes, if any, payable by account owners.

The MSCI EAFE Index is used for purposes of this example as a benchmark to measure the relative performance of the Similarly Managed Accounts. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

To the extent the Adviser utilizes investment techniques such as swaps, futures contracts, forwards or options, the performance of the MSCI EAFE Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.

The performance data below is provided solely to illustrate the performance of the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. For the periods prior to July 31, 2015, the performance was not calculated pursuant to the methodology established by the Commission that is used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

SIMILARLY MANAGED ACCOUNTS - SCHEDULE OF HISTORICAL PERFORMANCE*

                                                     AB INTERNATIONAL
                                                      STRATEGIC CORE
                                                        PORTFOLIO
                                                        SIMILARLY
                                                     MANAGED ACCOUNTS    MSCI
                                                      TOTAL RETURN**  EAFE INDEX
--------------------------------------------------------------------------------
Nine Months ended September 30, 2018                       3.95%        -1.43%
Year Ended December 31:
2017                                                      25.12%        25.03%
2016                                                       0.25%         1.00%
2015                                                       5.51%        -0.81%
2014                                                       3.57%        -4.90%
2013                                                      23.54%        22.78%
2012                                                      10.55%        17.32%
Three months ended December 31, 2011***                    4.31%         3.33%
Cumulative total return for the period from
 October 1, 2011 (inception of Proprietary Account)
 to September 30, 2018                                   102.99%        74.76%

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2018*

                                                   SINCE
                                 1 YEAR 3 YEARS INCEPTION***
------------------------------------------------------------
AB INTERNATIONAL STRATEGIC CORE
 PORTFOLIO
Similarly Managed Accounts**     8.44%  11.18%     10.64%
MSCI EAFE Index                  2.74%   9.23%      8.30%

--------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of fees charged by the Adviser and portfolio transaction costs.

***Inception date of the Proprietary Account is October 1, 2011.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.abfunds.com

..

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

MSCI ACWI INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity markets of all countries that are a part of the index. The EAFE acronym stands for "Europe, Australasia, and Far East".

NON-U.S. COMPANY OR NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000(R) GROWTH INDEX measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund's financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

AB GROWTH FUND
--------------------------------------------------------------------------------

                                                                                          CLASS A
                                                                                    YEAR ENDED JULY 31,
                                                                 2018           2017           2016         2015       2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  71.87      $  61.79        $  66.15      $  57.43   $  48.62
                                                             --------      --------        --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.45)(b)      (.31)(b)++      (.30)(b)      (.25)      (.31)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          18.50         11.01            1.64         11.91       9.12
Contributions from Affiliates                                     .07         - 0 -           - 0 -         - 0 -      - 0 -
Capital contributions                                             .04         - 0 -             .12         - 0 -      - 0 -
                                                             --------      --------        --------      --------   --------
Net increase in net asset value from operations                 18.16         10.70            1.46         11.66       8.81
                                                             --------      --------        --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (6.84)         (.62)          (5.82)        (2.94)     - 0 -
                                                             --------      --------        --------      --------   --------
Net asset value, end of period                               $  83.19      $  71.87        $  61.79      $  66.15   $  57.43
                                                             ========      ========        ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*            26.56%        17.48%++         2.40%        20.93%     18.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $806,980      $672,808        $581,533      $621,337   $554,270
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                     1.19%         1.24%           1.28%         1.29%      1.38%
 Expenses, before waivers/reimbursements(d)+                     1.20%         1.25%           1.28%         1.29%      1.38%
 Net investment loss                                             (.58)%(b)     (.49)%(b)++     (.50)%(b)     (.40)%     (.56)%
Portfolio turnover rate                                            46%           54%             47%           59%        72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios               .01%          .01%          - 0 -         - 0 -      - 0 -
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                                                  YEAR ENDED JULY 31,
                                                                 2018          2017          2016       2015       2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 41.18      $ 35.94        $ 41.20      $ 37.11   $  31.65
                                                             -------      -------        -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.57)(b)     (.45)(b)++     (.47)(b)     (.48)      (.46)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         10.16         6.31            .91         7.51       5.92
Contributions from Affiliates                                    .04        - 0 -          - 0 -        - 0 -      - 0 -
Capital contributions                                            .02        - 0 -            .12        - 0 -      - 0 -
                                                             -------      -------        -------      -------   --------
Net increase in net asset value from operations                 9.65         5.86            .56         7.03       5.46
                                                             -------      -------        -------      -------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (6.84)        (.62)         (5.82)       (2.94)     - 0 -
                                                             -------      -------        -------      -------   --------
Net asset value, end of period                               $ 43.99      $ 41.18        $ 35.94      $ 41.20   $  37.11
                                                             =======      =======        =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(c)*           25.59%       16.61%++        1.57%       19.85%     17.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,822      $11,202        $13,567      $17,178   $ 18,466
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                    1.96%        2.00%          2.08%        2.12%      2.14%
 Expenses, before waivers/reimbursements(d)+                    1.97%        2.01%          2.08%        2.12%      2.14%
 Net investment loss                                           (1.36)%(b)   (1.22)%(b)++   (1.30)%(b)   (1.23)%    (1.32)%
Portfolio turnover rate                                           46%          54%            47%          59%        72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios               .01%         .01%         - 0 -        - 0 -      - 0 -
--------------------------------------------------------------------------------------------------------------------------

See footnotes on page 88.

--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS C
                                                                                  YEAR ENDED JULY 31,
                                                                 2018          2017          2016       2015       2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 41.69      $ 36.37        $ 41.61      $ 37.42   $  31.90
                                                             -------      -------        -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.57)(b)     (.45)(b)++     (.46)(b)     (.45)      (.45)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         10.30         6.39            .92         7.58       5.97
Contributions from Affiliates                                    .04        - 0 -          - 0 -        - 0 -      - 0 -
Capital contributions                                            .02        - 0 -            .12        - 0 -      - 0 -
                                                             -------      -------        -------      -------   --------
Net increase in net asset value from operations                 9.79         5.94            .58         7.13       5.52
                                                             -------      -------        -------      -------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (6.84)        (.62)         (5.82)       (2.94)     - 0 -
                                                             -------      -------        -------      -------   --------
Net asset value, end of period                               $ 44.64      $ 41.69        $ 36.37      $ 41.61   $  37.42
                                                             =======      =======        =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(c)*           25.62%       16.60%++        1.64%       19.96%     17.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $30,223      $25,188        $70,221      $73,695   $ 66,232
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                    1.94%        2.01%          2.03%        2.04%      2.09%
 Expenses, before waivers/reimbursements(d)+                    1.95%        2.02%          2.03%        2.04%      2.09%
 Net investment loss                                           (1.34)%(b)   (1.20)%(b)++   (1.26)%(b)   (1.15)%    (1.28)%
Portfolio turnover rate                                           46%          54%            47%          59%        72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios              .01%         .01%         - 0 -        - 0 -      - 0 -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                     ADVISOR CLASS
                                                                                  YEAR ENDED JULY 31,
                                                                 2018           2017          2016       2015      2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  77.43      $ 66.36        $ 70.45      $ 60.83   $ 51.34
                                                             --------      -------        -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.28)(b)     (.19)(b)++     (.16)(b)     (.12)     (.15)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          20.03        11.88           1.77        12.68      9.64
Contributions from Affiliates                                     .08        - 0 -          - 0 -        - 0 -     - 0 -
Capital contributions                                             .04        - 0 -            .12        - 0 -     - 0 -
                                                             --------      -------        -------      -------   -------
Net increase in net asset value from operations                 19.87        11.69           1.73        12.56      9.49
                                                             --------      -------        -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (6.84)        (.62)         (5.82)       (2.94)    - 0 -
                                                             --------      -------        -------      -------   -------
Net asset value, end of period                               $  90.46      $ 77.43        $ 66.36      $ 70.45   $ 60.83
                                                             ========      =======        =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*            26.87%**     17.80%++        2.63%       21.24%    18.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $100,538      $39,856        $22,489      $32,687   $12,673
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                      .93%         .99%          1.03%        1.02%     1.08%
 Expenses, before waivers/reimbursements(d)+                      .94%        1.00%          1.03%        1.02%     1.08%
 Net investment loss                                             (.33)%(b)    (.27)%(b)++    (.25)%(b)    (.18)%    (.26)%
Portfolio turnover rate                                            46%          54%            47%          59%       72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios               .01%         .01%         - 0 -        - 0 -     - 0 -
--------------------------------------------------------------------------------------------------------------------------

See footnotes on page 88.

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS R
                                                                               YEAR ENDED JULY 31,
                                                                2018         2017         2016       2015     2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $70.42      $60.75        $65.33      $56.92   $48.29
                                                             ------      ------        ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.71)(b)    (.51)(b)++    (.49)(b)    (.42)    (.42)
Net realized and unrealized gain on investment and foreign
 currency transactions                                        18.07       10.80          1.61       11.77     9.05
Contributions from Affiliates                                   .07       - 0 -         - 0 -       - 0 -    - 0 -
Capital contributions                                           .04       - 0 -           .12       - 0 -    - 0 -
                                                             ------      ------        ------      ------   ------
Net increase in net asset value from operations               17.47       10.29          1.24       11.35     8.63
                                                             ------      ------        ------      ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (6.84)       (.62)        (5.82)      (2.94)   - 0 -
                                                             ------      ------        ------      ------   ------
Net asset value, end of period                               $81.05      $70.42        $60.75      $65.33   $56.92
                                                             ======      ======        ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*          26.10%**    17.11%++       2.08%      20.56%   17.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,249      $2,611        $1,579      $1,302   $1,205
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                   1.55%       1.57%         1.59%       1.58%    1.59%
 Expenses, before waivers/reimbursements(d)+                   1.56%       1.58%         1.59%       1.58%    1.59%
 Net investment loss                                           (.95)%(b)   (.81)%(b)++   (.82)%(b)   (.69)%   (.78)%
Portfolio turnover rate                                          46%         54%           47%         59%      72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios              .01%        .01%        - 0 -       - 0 -    - 0 -
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS K
                                                                               YEAR ENDED JULY 31,
                                                                2018         2017         2016       2015     2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $73.55      $63.23        $67.55      $58.57   $49.52
                                                             ------      ------        ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.51)(b)    (.29)(b)++    (.30)(b)    (.24)    (.25)
Net realized and unrealized gain on investment and foreign
 currency transactions                                        18.95       11.23          1.68       12.16     9.30
Contributions from Affiliates                                   .07       - 0 -         - 0 -       - 0 -    - 0 -
Capital contributions                                           .04       - 0 -           .12       - 0 -    - 0 -
                                                             ------      ------        ------      ------   ------
Net increase in net asset value from operations               18.55       10.94          1.50       11.92     9.05
                                                             ------      ------        ------      ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (6.84)       (.62)        (5.82)      (2.94)   - 0 -
                                                             ------      ------        ------      ------   ------
Net asset value, end of period                               $85.26      $73.55        $63.23      $67.55   $58.57
                                                             ======      ======        ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*          26.47%      17.47%++       2.39%      20.96%   18.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,524      $1,387        $2,455      $2,866   $2,208
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                   1.25%       1.26%         1.26%       1.26%    1.26%
 Expenses, before waivers/reimbursements(d)+                   1.26%       1.27%         1.26%       1.26%    1.26%
 Net investment loss                                           (.65)%(b)   (.44)%(b)++   (.49)%(b)   (.38)%   (.45)%
Portfolio turnover rate                                          46%         54%           47%         59%      72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios              .01%        .01%        - 0 -       - 0 -    - 0 -
--------------------------------------------------------------------------------------------------------------------

See footnotes on page 88.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                                YEAR ENDED JULY 31,
                                                                 2018          2017         2016      2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 77.05      $ 65.93        $69.98      $60.38  $  50.89
                                                             -------      -------        ------      ------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 (.18)(b)     (.08)(b)++    (.10)(b)     .03      (.14)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         19.94        11.82          1.75       12.51      9.63
Contributions from Affiliates                                    .08        - 0 -         - 0 -       - 0 -     - 0 -
Capital contributions                                            .04        - 0 -           .12       - 0 -     - 0 -
                                                             -------      -------        ------      ------  --------
Net increase in net asset value from operations                19.88        11.74          1.77       12.54      9.49
                                                             -------      -------        ------      ------  --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (6.84)        (.62)        (5.82)      (2.94)    - 0 -
                                                             -------      -------        ------      ------  --------
Net asset value, end of period                               $ 90.09      $ 77.05        $65.93      $69.98  $  60.38
                                                             =======      =======        ======      ======  ========
TOTAL RETURN
Total investment return based on net asset value(c)*           27.03%       17.96%++       2.73%      21.37%    18.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $18,961      $13,030        $   34      $   37  $ 16,638
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)+                     .82%         .83%          .94%        .95%      .95%
 Expenses, before waivers/reimbursements(d)+                     .83%         .85%          .94%        .95%      .95%
 Net investment income (loss)                                   (.22)%(b)    (.12)%(b)++   (.16)%(b)    .04%     (.24)%
Portfolio turnover rate                                           46%          54%           47%         59%       72%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios               .01%         .01%        - 0 -       - 0 -     - 0 -
-----------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .01%, respectively.

++ For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

NET INVESTMENT     NET
  INCOME PER    INVESTMENT  TOTAL
    SHARE      INCOME RATIO RETURN
-------------- ------------ ------
     $.01          .02%      .02%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2018, July 31, 2017, July 31, 2016, July 31, 2015 and
   July 31, 2014 by .04%, .05%, .04%, .06% and .09%, respectively.

   Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund's performance for the year ended July 31, 2018 by .09%.

   Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2018 and July 31, 2016 by .05% and .22%, respectively.

** The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB LARGE CAP GROWTH FUND

----------------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                                                          YEAR ENDED JULY 31,
                                                               2018     2017     2016      2015     2014
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $45.06   $39.11   $41.19    $39.47   $33.98
                                                             ------   ------   ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(b)                                      (.09)    (.09)    (.13)     (.12)    (.16)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         9.94     7.08     1.40      7.57     7.26
Contributions from Affiliates                                 - 0 -    - 0 -      .00(c)  - 0 -    - 0 -
Capital contributions                                           .04    - 0 -      .14     - 0 -    - 0 -
                                                             ------   ------   ------    ------   ------
Net increase in net asset value from operations                9.89     6.99     1.41      7.45     7.10
                                                             ------   ------   ------    ------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -     (.01)   - 0 -     - 0 -    - 0 -
Distributions from net realized gain on investment
 transactions                                                 (1.95)   (1.03)   (3.49)    (5.73)   (1.61)
                                                             ------   ------   ------    ------   ------
Total dividends and distributions                             (1.95)   (1.04)   (3.49)    (5.73)   (1.61)
                                                             ------   ------   ------    ------   ------
Net asset value, end of period                               $53.00   $45.06   $39.11    $41.19   $39.47
                                                             ======   ======   ======    ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)*          22.42%   18.34%    3.59%    20.67%   21.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $2,406   $1,954   $1,551    $1,425   $1,176
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    .89%    1.03%    1.16%     1.21%    1.25%
 Expenses, before waivers/reimbursements(e)+                    .91%    1.04%    1.16%     1.21%    1.29%
 Net investment loss(b)                                        (.18)%   (.22)%   (.35)%    (.30)%   (.43)%
Portfolio turnover rate                                          47%      60%      59%       74%      66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios:             .02%     .02%   - 0 -     - 0 -    - 0 -
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                                YEAR ENDED JULY 31,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 34.22      $ 30.18      $ 32.81      $ 32.77   $ 28.67
                                                             -------      -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.35)(b)     (.32)(b)     (.34)(b)     (.35)     (.38)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          7.46         5.39         1.06         6.12      6.09
Contributions from Affiliates                                  - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
Capital contributions                                            .03        - 0 -          .14        - 0 -     - 0 -
                                                             -------      -------      -------      -------   -------
Net increase in net asset value from operations                 7.14         5.07          .86         5.77      5.71
                                                             -------      -------      -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (1.95)       (1.03)       (3.49)       (5.73)    (1.61)
                                                             -------      -------      -------      -------   -------
Net asset value, end of period                               $ 39.41      $ 34.22      $ 30.18      $ 32.81   $ 32.77
                                                             =======      =======      =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*           21.45%       17.41%++      2.79%++     19.66%    20.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $18,507      $21,504      $26,546      $35,089   $42,847
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.68%        1.82%        1.95%        1.98%     2.03%
 Expenses, before waivers/reimbursements(e)+                    1.69%        1.84%        1.96%        1.98%     2.03%
 Net investment loss                                            (.96)%(b)   (1.02)%(b)   (1.13)%(b)   (1.06)%   (1.21)%
Portfolio turnover rate                                           47%          60%          59%          74%       66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios:              .02%         .02%       - 0 -        - 0 -     - 0 -
-----------------------------------------------------------------------------------------------------------------------

See footnotes on page 93.

----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS C
                                                                                   YEAR ENDED JULY 31,
                                                                 2018          2017          2016         2015       2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  34.65      $  30.53      $  33.14      $  33.02   $  28.87
                                                             --------      --------      --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.35)(b)      (.32)(b)      (.33)(b)      (.34)      (.37)
Net realized and unrealized gain on investment and foreign
 currency transactions                                           7.57          5.47          1.07          6.19       6.13
Contributions from Affiliates                                   - 0 -         - 0 -           .00(c)      - 0 -      - 0 -
Capital contributions                                             .03         - 0 -           .14         - 0 -      - 0 -
                                                             --------      --------      --------      --------   --------
Net increase in net asset value from operations                  7.25          5.15           .88          5.85       5.76
                                                             --------      --------      --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (1.95)        (1.03)        (3.49)        (5.73)     (1.61)
                                                             --------      --------      --------      --------   --------
Net asset value, end of period                               $  39.95      $  34.65      $  30.53      $  33.14   $  33.02
                                                             ========      ========      ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*            21.51%        17.47%         2.82%        19.77%     20.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $424,321      $313,124      $390,433      $272,789   $234,286
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                     1.64%         1.79%         1.92%         1.95%      2.00%
 Expenses, before waivers/reimbursements(e)+                     1.66%         1.80%         1.92%         1.95%      2.00%
 Net investment loss                                             (.93)%(b)    (1.01)%(b)    (1.12)%(b)    (1.04)%    (1.18)%
Portfolio turnover rate                                            47%           60%           59%           74%        66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios:              .02%          .02%        - 0 -         - 0 -      - 0 -
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        ADVISOR CLASS
                                                                                     YEAR ENDED JULY 31,
                                                                  2018           2017           2016          2015       2014
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    48.74     $    42.17     $    44.04      $  41.73   $  35.75
                                                             ----------     ----------     ----------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                     .04(b)         .01(b)        (.05)(b)      (.01)      (.07)
Net realized and unrealized gain on investment and foreign
 currency transactions                                            10.78           7.65           1.53          8.05       7.66
Contributions from Affiliates                                     - 0 -          - 0 -            .00(c)      - 0 -      - 0 -
Capital contributions                                               .04          - 0 -            .14         - 0 -      - 0 -
                                                             ----------     ----------     ----------      --------   --------
Net increase in net asset value from operations                   10.86           7.66           1.62          8.04       7.59
                                                             ----------     ----------     ----------      --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              - 0 -           (.06)         - 0 -         - 0 -      - 0 -
Distributions from net realized gain on investment
 transactions                                                     (1.95)         (1.03)         (3.49)        (5.73)     (1.61)
                                                             ----------     ----------     ----------      --------   --------
Total dividends and distributions                                 (1.95)         (1.09)         (3.49)        (5.73)     (1.61)
                                                             ----------     ----------     ----------      --------   --------
Net asset value, end of period                               $    57.65     $    48.74     $    42.17      $  44.04   $  41.73
                                                             ==========     ==========     ==========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)*              22.73%         18.63%          3.86%        20.99%     21.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $3,039,107     $1,968,083     $1,136,459      $551,440   $455,211
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                        .64%           .77%           .91%          .95%       .99%
 Expenses, before waivers/reimbursements(e)+                        .66%           .79%           .92%          .95%       .99%
 Net investment income (loss)                                       .07%(b)        .03%(b)       (.12)%(b)     (.03)%     (.17)%
Portfolio turnover rate                                              47%            60%            59%           74%        66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios:                .02%           .02%         - 0 -         - 0 -      - 0 -
--------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 93.

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS R
                                                                                YEAR ENDED JULY 31,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 43.46      $ 37.90      $ 40.16      $ 38.73   $ 33.46
                                                             -------      -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.27)(b)     (.24)(b)     (.26)(b)     (.24)     (.26)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          9.56         6.83         1.35         7.40      7.14
Contributions from Affiliates                                  - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
Capital contributions                                            .04        - 0 -          .14        - 0 -     - 0 -
                                                             -------      -------      -------      -------   -------
Net increase in net asset value from operations                 9.33         6.59         1.23         7.16      6.88
                                                             -------      -------      -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (1.95)       (1.03)       (3.49)       (5.73)    (1.61)
                                                             -------      -------      -------      -------   -------
Net asset value, end of period                               $ 50.84      $ 43.46      $ 37.90      $ 40.16   $ 38.73
                                                             =======      =======      =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*           21.94%       17.88%        3.22%       20.28%    20.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $66,470      $53,805      $40,787      $28,972   $24,675
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.27%        1.40%        1.52%        1.53%     1.54%
 Expenses, before waivers/reimbursements(e)+                    1.29%        1.42%        1.52%        1.53%     1.54%
 Net investment loss                                            (.56)%(b)    (.60)%(b)    (.72)%(b)    (.62)%    (.72)%
Portfolio turnover rate                                           47%          60%          59%          74%       66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios:              .02%         .02%       - 0 -        - 0 -     - 0 -
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                                 YEAR ENDED JULY 31,
                                                                 2018          2017         2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  45.85      $ 39.80      $ 41.88      $ 40.06   $ 34.46
                                                             --------      -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.13)(b)     (.12)(b)     (.15)(b)     (.13)     (.16)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          10.10         7.20         1.42         7.68      7.37
Contributions from Affiliates                                   - 0 -        - 0 -          .00(c)     - 0 -     - 0 -
Capital contributions                                             .04        - 0 -          .14        - 0 -     - 0 -
                                                             --------      -------      -------      -------   -------
Net increase in net asset value from operations                 10.01         7.08         1.41         7.55      7.21
                                                             --------      -------      -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (1.95)       (1.03)       (3.49)       (5.73)    (1.61)
                                                             --------      -------      -------      -------   -------
Net asset value, end of period                               $  53.91      $ 45.85      $ 39.80      $ 41.88   $ 40.06
                                                             ========      =======      =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*            22.29%       18.27%        3.54%       20.61%    21.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $102,634      $90,686      $75,983      $67,836   $49,304
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                      .98%        1.10%        1.21%        1.23%     1.24%
 Expenses, before waivers/reimbursements(e)+                     1.00%        1.11%        1.21%        1.23%     1.24%
 Net investment loss                                             (.27)%(b)    (.29)%(b)    (.40)%(b)    (.33)%    (.42)%
Portfolio turnover rate                                            47%          60%          59%          74%       66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios:              .02%         .02%       - 0 -        - 0 -     - 0 -
------------------------------------------------------------------------------------------------------------------------

See footnotes on page 93.

---------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS I
                                                                                  YEAR ENDED JULY 31,
                                                                 2018         2017          2016          2015      2014
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  48.49     $  41.96     $  43.80        $  41.51   $ 35.54
                                                             --------     --------     --------        --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   .03(b)       .03(b)       .00(b)(c)      (.02)     (.03)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          10.74         7.59         1.51            8.04      7.61
Contributions from Affiliates                                   - 0 -        - 0 -          .00(c)        - 0 -     - 0 -
Capital contributions                                             .04        - 0 -          .14           - 0 -     - 0 -
                                                             --------     --------     --------        --------   -------
Net increase in net asset value from operations                 10.81         7.62         1.65            8.02      7.58
                                                             --------     --------     --------        --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -         (.06)       - 0 -           - 0 -     - 0 -
Distributions from net realized gain on investment
 transactions                                                   (1.95)       (1.03)       (3.49)          (5.73)    (1.61)
                                                             --------     --------     --------        --------   -------
Total dividends and distributions                               (1.95)       (1.09)       (3.49)          (5.73)    (1.61)
                                                             --------     --------     --------        --------   -------
Net asset value, end of period                               $  57.35     $  48.49     $  41.96        $  43.80   $ 41.51
                                                             ========     ========     ========        ========   =======
TOTAL RETURN
Total investment return based on net asset value(d)*            22.74%       18.64%        3.95%          21.02%    21.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $465,387     $237,269     $120,151        $159,794   $39,161
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                      .64%         .74%         .82%            .87%      .90%
 Expenses, before waivers/reimbursements(e)+                      .66%         .76%         .82%            .87%      .90%
 Net investment income (loss)                                     .06%(b)      .06%(b)      .00%(b)(f)     (.05)%    (.07)%
Portfolio turnover rate                                            47%          60%          59%             74%       66%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/ unaffiliated underlying portfolios:              .02%         .02%       - 0 -           - 0 -     - 0 -
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS Z
                                                                                                      JUNE 30,
                                                                                                     2015(g) TO
                                                                       YEAR ENDED JULY 31,            JULY 31,
                                                                 2018         2017         2016         2015
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  48.53     $  41.97     $  43.80        $42.68
                                                             --------     --------     --------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   .08(b)       .07(b)      (.04)(b)      (.01)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          10.75         7.60         1.56          1.13
Contributions from Affiliates                                   - 0 -        - 0 -          .00(c)      - 0 -
Capital contributions                                             .04        - 0 -          .14         - 0 -
                                                             --------     --------     --------        ------
Net increase in net asset value from operations                 10.87         7.67         1.66          1.12
                                                             --------     --------     --------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -         (.08)       - 0 -         - 0 -
Distributions from net realized gain on investment
 transactions                                                   (1.95)       (1.03)       (3.49)          .00
                                                             --------     --------     --------        ------
Total dividends and distributions                               (1.95)       (1.11)       (3.49)          .00
                                                             --------     --------     --------        ------
Net asset value, end of period                               $  57.45     $  48.53     $  41.97        $43.80
                                                             ========     ========     ========        ======

TOTAL RETURN
Total investment return based on net asset value(d)*            22.82%       18.78%        3.97%         2.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $965,544     $373,424     $128,040        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                      .55%         .65%         .79%          .81%^
 Expenses, before waivers/reimbursements(e)+                      .57%         .67%         .79%          .81%^
 Net investment income (loss)                                     .15%(b)      .15%(b)     (.10)%(b)     (.35)%^
Portfolio turnover rate                                            47%          60%          59%           74%
+Expense ratios exclude the estimated acquired fund fees of
 the affiliated/unaffiliated underlying portfolios:               .02%         .02%       - 0 -         - 0 -
----------------------------------------------------------------------------------------------------------------

See footnotes on page 93.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .02% and .02%, respectively.

(f)Amount is less than .005%.

(g)Commencement of distributions.

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015 and July 31, 2014 by .01%, .03%, .06% and .38%, respectively.

   Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2018 and July 31, 2016 by .08% and .38%, respectively.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB CONCENTRATED GROWTH FUND

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
                                                                                                     FEBRUARY 28,
                                                                                                      2014(a) TO
                                                                       YEAR ENDED JUNE 30,             JUNE 30,
                                                               2018      2017      2016      2015        2014
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 32.65   $ 26.04   $ 28.61   $ 26.26      $24.85
                                                             -------   -------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                              (.15)     (.08)     (.05)     (.10)       (.01)
Net realized and unrealized gain (loss) on investment
 transactions                                                   4.13      6.82     (1.73)     3.24        1.42
                                                             -------   -------   -------   -------      ------
Net increase (decrease) in net asset value from operations      3.98      6.74     (1.78)     3.14        1.41
                                                             -------   -------   -------   -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (1.19)     (.13)     (.79)     (.79)      - 0 -
                                                             -------   -------   -------   -------      ------
Net asset value, end of period                               $ 35.44   $ 32.65   $ 26.04   $ 28.61      $26.26
                                                             =======   =======   =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)            12.39%    25.93%    (6.38)%   12.12%       5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $26,920   $26,579   $30,438   $13,785      $   56
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.21%     1.22%     1.24%     1.24%       1.24%^
 Expenses, before waivers/reimbursements(e)+                    1.21%     1.22%     1.27%     1.39%       2.58%^
 Net investment income (loss)(c)                                (.45)%    (.27)%    (.19)%    (.37)%      (.20)%^
Portfolio turnover rate                                           27%       29%       44%       23%         17%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios                 0.01%     0.01%    - 0 -     - 0 -       - 0 -
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                                                                                     FEBRUARY 28,
                                                                                                      2014(a) TO
                                                                       YEAR ENDED JUNE 30,             JUNE 30,
                                                               2018      2017      2016      2015        2014
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 31.84   $ 25.58   $ 28.33   $ 26.20      $24.85
                                                             -------   -------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                              (.40)     (.29)     (.25)     (.32)       (.05)
Net realized and unrealized gain (loss) on investment
 transactions                                                   4.02      6.68     (1.71)     3.24        1.40
                                                             -------   -------   -------   -------      ------
Net increase (decrease) in net asset value from operations      3.62      6.39     (1.96)     2.92        1.35
                                                             -------   -------   -------   -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (1.19)     (.13)     (.79)     (.79)      - 0 -
                                                             -------   -------   -------   -------      ------
Net asset value, end of period                               $ 34.27   $ 31.84   $ 25.58   $ 28.33      $26.20
                                                             =======   =======   =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)            11.56%    25.03%    (7.10)%   11.29%       5.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $18,168   $18,727   $19,617   $10,652      $   47
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.96%     1.97%     1.99%     1.99%       1.99%^
 Expenses, before waivers/reimbursements(e)+                    1.96%     1.97%     2.01%     2.14%       3.54%^
 Net investment income (loss)(c)                               (1.20)%   (1.02)%    (.94)%   (1.15)%      (.93)%^
Portfolio turnover rate                                           27%       29%       44%       23%         17%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios                 0.01%     0.01%    - 0 -     - 0 -       - 0 -
-----------------------------------------------------------------------------------------------------------------

See footnotes on page 97.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        ADVISOR CLASS
                                                                                                         JANUARY 1,
                                                                                                          2014 TO     YEAR ENDED
                                                                         YEAR ENDED JUNE 30,              JUNE 30,   DECEMBER 31,
                                                                2018       2017       2016       2015     2014(f)        2013
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  32.91   $  26.18   $  28.69   $  26.28    $ 25.80      $ 18.91
                                                             --------   --------   --------   --------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                               (.07)      (.01)       .01       (.04)      (.01)        (.03)
Net realized and unrealized gain (loss) on investment
 transactions                                                    4.18       6.87      (1.73)      3.24       1.04         6.92
                                                             --------   --------   --------   --------    -------      -------
Net increase (decrease) in net asset value from operations       4.11       6.86      (1.72)      3.20       1.03         6.89
                                                             --------   --------   --------   --------    -------      -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (1.19)      (.13)      (.79)      (.79)      (.55)       - 0 -
Redemption fee                                                  - 0 -      - 0 -      - 0 -      - 0 -      - 0 -          .00(g)
                                                             --------   --------   --------   --------    -------      -------
Net asset value, end of period                               $  35.83   $  32.91   $  26.18   $  28.69    $ 26.28      $ 25.80
                                                             ========   ========   ========   ========    =======      =======
TOTAL RETURN
Total investment return based on net asset value(d)             12.69%     26.26%     (6.16)%    12.34%      4.11%       36.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $369,006   $298,099   $227,787   $192,909    $36,630      $25,170
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                      .96%       .96%       .99%       .99%      1.06%^       1.23%
 Expenses, before waivers/reimbursements(e)+                      .96%       .97%      1.01%      1.12%      2.26%^       1.90%
 Net investment income (loss)(c)                                 (.21)%     (.03)%      .05%      (.13)%     (.06)%^      (.14)%
Portfolio turnover rate                                            27%        29%        44%        23%        17%          42%
+Expense ratios exclude the estimated acquired fund fees of
 af- filiated/unaffiliated underlying portfolios                 0.01%      0.01%     - 0 -      - 0 -      - 0 -        - 0 -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS R
                                                                                                 FEBRUARY 28,
                                                                                                  2014(a) TO
                                                                     YEAR ENDED JUNE 30,           JUNE 30,
                                                               2018     2017     2016     2015       2014
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $32.37   $25.88   $28.51   $26.24      $24.85
                                                             ------   ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                             (.24)    (.15)    (.12)    (.17)       (.03)
Net realized and unrealized gain (loss) on investment
 transactions                                                  4.10     6.77    (1.72)    3.23        1.42
                                                             ------   ------   ------   ------      ------
Net increase (decrease) in net asset value from operations     3.86     6.62    (1.84)    3.06        1.39
                                                             ------   ------   ------   ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (1.19)    (.13)    (.79)    (.79)      - 0 -
                                                             ------   ------   ------   ------      ------
Net asset value, end of period                               $35.04   $32.37   $25.88   $28.51      $26.24
                                                             ======   ======   ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)           12.12%   25.63%   (6.62)%  11.82%       5.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   14   $   13   $   33   $   11      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.45%    1.46%    1.49%    1.49%       1.49%^
 Expenses, before waivers/reimbursements(e)+                   1.45%    1.47%    1.50%    1.60%       2.79%^
 Net investment income (loss)(c)                               (.70)%   (.53)%   (.45)%   (.62)%      (.41)%^
Portfolio turnover rate                                          27%      29%      44%      23%         17%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                 0.01%    0.01%   - 0 -    - 0 -       - 0 -
-------------------------------------------------------------------------------------------------------------

See footnotes on page 97.

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS K
                                                                                                 FEBRUARY 28,
                                                                                                  2014(a) TO
                                                                     YEAR ENDED JUNE 30,           JUNE 30,
                                                               2018     2017     2016     2015       2014
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $32.66   $26.04   $28.61   $26.26      $24.85
                                                             ------   ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                             (.16)    (.09)    (.05)    (.10)       (.01)
Net realized and unrealized gain (loss) on investment
 transactions                                                  4.14     6.84    (1.73)    3.24        1.42
                                                             ------   ------   ------   ------      ------
Net increase (decrease) in net asset value from operations     3.98     6.75    (1.78)    3.14        1.41
                                                             ------   ------   ------   ------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (1.19)    (.13)    (.79)    (.79)      - 0 -
                                                             ------   ------   ------   ------      ------
Net asset value, end of period                               $35.45   $32.66   $26.04   $28.61      $26.26
                                                             ======   ======   ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)           12.38%   25.97%   (6.38)%  12.12%       5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  558   $  398   $   99   $   12      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.21%    1.21%    1.24%    1.24%       1.24%^
 Expenses, before waivers/reimbursements(e)+                   1.22%    1.22%    1.24%    1.35%       2.58%^
 Net investment income (loss)(c)                               (.46)%   (.31)%   (.18)%   (.38)%      (.15)%^
Portfolio turnover rate                                          27%      29%      44%      23%         17%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                 0.01%    0.01%   - 0 -    - 0 -       - 0 -
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                  CLASS I
                                                                                                  FEBRUARY 28,
                                                                                                   2014(a) TO
                                                                     YEAR ENDED JUNE 30,            JUNE 30,
                                                               2018     2017      2016     2015       2014
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $32.95   $26.21    $28.71   $26.28     $ 24.85
                                                             ------   ------    ------   ------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                             (.07)     .00(g)    .02     (.02)       (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                  4.19     6.87     (1.73)    3.24        1.45
                                                             ------   ------    ------   ------     -------
Net increase (decrease) in net asset value from operations     4.12     6.87     (1.71)    3.22        1.43
                                                             ------   ------    ------   ------     -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (1.19)    (.13)     (.79)    (.79)      - 0 -
                                                             ------   ------    ------   ------     -------
Net asset value, end of period                               $35.88   $32.95    $26.21   $28.71     $ 26.28
                                                             ======   ======    ======   ======     =======
TOTAL RETURN
Total investment return based on net asset value(d)           12.71%   26.26%    (6.12)%  12.42%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   21   $   13    $   25   $   12     $26,344
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    .95%     .95%      .98%     .99%        .99%^
 Expenses, before waivers/reimbursements(e)+                    .96%     .96%      .98%    1.09%       1.95%^
 Net investment income (loss)(c)                               (.21)%    .01%      .07%    (.07)%      (.27)%^
Portfolio turnover rate                                          27%      29%       44%      23%         17%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                 0.01%    0.01%    - 0 -    - 0 -       - 0 -
--------------------------------------------------------------------------------------------------------------

See footnotes on page 97.

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS Z
                                                                                                     FEBRUARY 28,
                                                                                                      2014(a) TO
                                                                       YEAR ENDED JUNE 30,             JUNE 30,
                                                               2018      2017      2016      2015        2014
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $32.93   $ 26.19    $ 28.69   $ 26.28      $24.85
                                                             ------   -------    -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                             (.05)      .00(g)     .02      (.04)        .01
Net realized and unrealized gain (loss) on investment
 transactions                                                  4.17      6.87      (1.73)     3.24        1.42
                                                             ------   -------    -------   -------      ------
Net increase (decrease) in net asset value from operations     4.12      6.87      (1.71)     3.20        1.43
                                                             ------   -------    -------   -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (1.19)     (.13)      (.79)     (.79)      - 0 -
                                                             ------   -------    -------   -------      ------
Net asset value, end of period                               $35.86   $ 32.93    $ 26.19   $ 28.69      $26.28
                                                             ======   =======    =======   =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)           12.72%    26.29%     (6.12)%   12.34%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  812   $64,060    $44,764   $34,464      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    .91%      .93%       .96%      .99%        .99%^
 Expenses, before waivers/reimbursements(e)+                    .92%      .94%       .96%     1.08%       2.25%^
 Net investment income (loss)(c)                               (.13)%       0%       .07%     (.15)%       .09%^
Portfolio turnover rate                                          27%       29%        44%       23%         17%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios                0.01%     0.01%     - 0 -     - 0 -       - 0 -
-----------------------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

(f)The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(g)Amount is less than $.005.

 ^ Annualized.

AB DISCOVERY GROWTH FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                    YEAR ENDED JULY 31,
                                                                 2018           2017          2016          2015        2014
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.16      $   8.58       $   9.77      $     9.13   $   8.82
                                                             --------      --------       --------      ----------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.05)(b)      (.03)(b)+      (.04)(b)        (.07)      (.04)
Net realized and unrealized gain (loss) on investment
 transactions                                                    3.02          1.61           (.65)           1.42        .88
Capital contributions                                             .01         - 0 -            .01           - 0 -      - 0 -
                                                             --------      --------       --------      ----------   --------
Net increase (decrease) in net asset value from operations       2.98          1.58           (.68)           1.35        .84
                                                             --------      --------       --------      ----------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                    (.73)        - 0 -           (.51)           (.71)      (.53)
                                                             --------      --------       --------      ----------   --------
Net asset value, end of period                               $  12.41      $  10.16       $   8.58      $     9.77   $   9.13
                                                             ========      ========       ========      ==========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*            30.56%        18.41%+        (6.90)%         15.62%      9.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $713,181      $573,081       $580,016      $1,088,392   $702,185
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .95%          .97%           .99%            .99%      1.04%
 Expenses, before waivers/reimbursements(d)                       .96%          .99%           .99%            .99%      1.04%
 Net investment loss                                             (.42)%(b)     (.33)%(b)+     (.48)%(b)       (.75)%     (.43)%
Portfolio turnover rate                                            72%           70%            67%             59%        74%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                              YEAR ENDED JULY 31,
                                                                2018         2017        2016       2015     2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 6.73      $ 5.73       $ 6.76      $ 6.58   $ 6.54
                                                             ------      ------       ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.09)(b)    (.07)(b)+    (.07)(b)    (.10)    (.09)
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.95        1.07         (.46)        .99      .66
Capital contributions                                           .00(e)    - 0 -          .01       - 0 -    - 0 -
                                                             ------      ------       ------      ------   ------
Net increase (decrease) in net asset value from operations     1.86        1.00         (.52)        .89      .57
                                                             ------      ------       ------      ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (.73)      - 0 -         (.51)       (.71)    (.53)
                                                             ------      ------       ------      ------   ------
Net asset value, end of period                               $ 7.86      $ 6.73       $ 5.73      $ 6.76   $ 6.58
                                                             ======      ======       ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*          29.43%++    17.45%+++    (7.64)%++   14.62%    8.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  944      $  987       $1,374      $2,358   $3,382
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                    1.76%       1.79%        1.81%       1.80%    1.83%
 Expenses, before waivers/reimbursements(d)                    1.77%       1.80%        1.81%       1.80%    1.83%
 Net investment loss                                          (1.22)%(b)  (1.10)%(b)+  (1.30)%(b)  (1.55)%  (1.28)%
Portfolio turnover rate                                          72%         70%          67%         59%      74%
-------------------------------------------------------------------------------------------------------------------

See footnotes on page 102.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  6.78      $  5.77       $  6.81      $  6.61   $  6.57
                                                             -------      -------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.09)(b)     (.06)(b)+     (.07)(b)     (.10)     (.08)
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.97         1.07          (.47)        1.01       .65
Capital contributions                                            .00(e)     - 0 -           .01        - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net increase (decrease) in net asset value from operations      1.88         1.01          (.53)         .91       .57
                                                             -------      -------       -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.73)       - 0 -          (.51)        (.71)     (.53)
                                                             -------      -------       -------      -------   -------
Net asset value, end of period                               $  7.93      $  6.78       $  5.77      $  6.81   $  6.61
                                                             =======      =======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           29.51%       17.50%+       (7.73)%      14.87%     8.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $42,670      $36,692       $52,223      $72,549   $72,360
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.72%        1.74%         1.77%        1.76%     1.81%
 Expenses, before waivers/reimbursements(d)                     1.73%        1.76%         1.77%        1.76%     1.81%
 Net investment loss                                           (1.19)%(b)   (1.06)%(b)+   (1.25)%(b)   (1.52)%   (1.18)%
Portfolio turnover rate                                           72%          70%           67%          59%       74%
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                                                    YEAR ENDED JULY 31,
                                                                  2018            2017          2016         2015       2014
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    10.78      $   9.09       $  10.30      $   9.56   $   9.19
                                                             ----------      --------       --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                             (.02)(b)      (.01)(b)+      (.02)(b)      (.05)      (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                      3.22          1.70           (.69)         1.50        .92
Capital contributions                                               .01         - 0 -            .01         - 0 -      - 0 -
                                                             ----------      --------       --------      --------   --------
Net increase (decrease) in net asset value from operations         3.21          1.69           (.70)         1.45        .90
                                                             ----------      --------       --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                      (.73)        - 0 -           (.51)         (.71)      (.53)
                                                             ----------      --------       --------      --------   --------
Net asset value, end of period                               $    13.26      $  10.78       $   9.09      $  10.30   $   9.56
                                                             ==========      ========       ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*              30.96%        18.59%+        (6.72)%       15.98%      9.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,140,555      $985,457       $945,302      $939,463   $736,947
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                         .72%          .74%           .76%          .76%       .81%
 Expenses, before waivers/reimbursements(d)                         .73%          .76%           .77%          .76%       .81%
 Net investment loss                                               (.18)%(b)     (.11)%(b)+     (.24)%(b)     (.52)%     (.19)%
Portfolio turnover rate                                              72%           70%            67%           59%        74%
-------------------------------------------------------------------------------------------------------------------------------

See footnotes on page 102.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.65      $  8.18       $  9.38      $  8.83   $  8.57
                                                             -------      -------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.09)(b)     (.06)(b)+     (.07)(b)     (.10)     (.07)
Net realized and unrealized gain (loss) on investment
 transactions                                                   2.85         1.53          (.63)        1.36       .86
Capital contributions                                            .01        - 0 -           .01        - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net increase (decrease) in net asset value from operations      2.77         1.47          (.69)        1.26       .79
                                                             -------      -------       -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.73)       - 0 -          (.51)        (.71)     (.53)
                                                             -------      -------       -------      -------   -------
Net asset value, end of period                               $ 11.69      $  9.65       $  8.18      $  9.38   $  8.83
                                                             =======      =======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           29.98%       17.83%+       (7.19)%      15.11%     9.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $20,777      $18,402       $31,192      $31,707   $25,320
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.37%        1.37%         1.39%        1.38%     1.41%
 Expenses, before waivers/reimbursements(d)                     1.38%        1.39%         1.39%        1.38%     1.41%
 Net investment loss                                            (.84)%(b)    (.64)%(b)+    (.87)%(b)   (1.14)%    (.75)%
Portfolio turnover rate                                           72%          70%           67%          59%       74%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.08      $  8.53       $  9.73      $  9.10   $  8.80
                                                             -------      -------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.06)(b)     (.04)(b)+     (.05)(b)     (.08)     (.04)
Net realized and unrealized gain (loss) on investment
 transactions                                                   2.99         1.59          (.65)        1.42       .87
Capital contributions                                            .01        - 0 -           .01        - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net increase (decrease) in net asset value from operations      2.94         1.55          (.69)        1.34       .83
                                                             -------      -------       -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.73)       - 0 -          (.51)        (.71)     (.53)
                                                             -------      -------       -------      -------   -------
Net asset value, end of period                               $ 12.29      $ 10.08       $  8.53      $  9.73   $  9.10
                                                             =======      =======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*           30.40%       18.17%+       (7.03)%      15.56%     9.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $20,016      $17,262       $16,222      $20,556   $18,460
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.09%        1.11%         1.10%        1.10%     1.13%
 Expenses, before waivers/reimbursements(d)                     1.10%        1.12%         1.10%        1.10%     1.13%
 Net investment loss                                            (.56)%(b)    (.47)%(b)+    (.58)%(b)    (.86)%    (.47)%
Portfolio turnover rate                                           72%          70%           67%          59%       74%
------------------------------------------------------------------------------------------------------------------------

See footnotes on page 102.

----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS I
                                                                                   YEAR ENDED JULY 31,
                                                                 2018          2017          2016         2015       2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.68      $   9.01       $  10.20      $   9.48   $   9.11
                                                             -------      --------       --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.02)(b)      (.01)(b)+      (.02)(b)      (.05)      (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                   3.18          1.68           (.67)         1.48        .92
Capital contributions                                            .01         - 0 -            .01         - 0 -      - 0 -
                                                             -------      --------       --------      --------   --------
Net increase (decrease) in net asset value from operations      3.17          1.67           (.68)         1.43        .90
                                                             -------      --------       --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.73)        - 0 -           (.51)         (.71)      (.53)
                                                             -------      --------       --------      --------   --------
Net asset value, end of period                               $ 13.12      $  10.68       $   9.01      $  10.20   $   9.48
                                                             =======      ========       ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)*           30.87%        18.54%+        (6.59)%       15.90%      9.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $87,649      $128,235       $165,508      $195,036   $220,183
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .74%          .74%           .75%          .76%       .77%
 Expenses, before waivers/reimbursements(d)                      .75%          .76%           .76%          .76%       .77%
 Net investment loss                                            (.16)%(b)     (.07)%(b)+     (.23)%(b)     (.51)%     (.16)%
Portfolio turnover rate                                           72%           70%            67%           59%        74%
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS Z
                                                                                                                    MAY 30,
                                                                                                                   2014(f) TO
                                                                              YEAR ENDED JULY 31,                   JULY 31,
                                                                 2018           2017          2016         2015       2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.70      $   9.01       $  10.21      $   9.48     $ 9.37
                                                             --------      --------       --------      --------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  (.02)(b)      (.01)(b)+      (.01)(b)      (.05)       .01
Net realized and unrealized gain (loss) on investment
 transactions                                                    3.19          1.70           (.69)         1.49        .10
Capital contributions                                             .01         - 0 -            .01         - 0 -      - 0 -
                                                             --------      --------       --------      --------     ------
Net increase (decrease) in net asset value from operations       3.18          1.69           (.69)         1.44        .11
                                                             --------      --------       --------      --------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                    (.73)        - 0 -           (.51)         (.71)     - 0 -
                                                             --------      --------       --------      --------     ------
Net asset value, end of period                               $  13.15      $  10.70       $   9.01      $  10.21     $ 9.48
                                                             ========      ========       ========      ========     ======
TOTAL RETURN
Total investment return based on net asset value(c)             30.91%*       18.76%*+       (6.68)%*      16.01%*     1.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $387,101      $241,185       $131,346      $199,256     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                       .66%          .68%           .68%          .68%       .67%^
 Expenses, before waivers/reimbursements(d)                       .67%          .69%           .68%          .68%       .67%^
 Net investment income (loss)                                    (.15)%(b)     (.11)%(b)+     (.15)%(b)     (.49)%      .73%^
Portfolio turnover rate                                            72%           70%            67%           59%        74%
-----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 102.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .01%, respectively.

(e)Amount is less than $.005.

(f)Commencement of distributions.

 + For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

NET INVESTMENT     NET
  INCOME PER    INVESTMENT  TOTAL
    SHARE      INCOME RATIO RETURN
-------------- ------------ ------
    $.001          .01%      .01%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015 and July 31, 2014 by .02%, .02%, .02% and .01%, respectively.

   Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2018 and July 31, 2016 by .07% and .13%, respectively.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Annualized.

AB SMALL CAP GROWTH PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                                   YEAR ENDED JULY 31,
                                                                 2018           2017          2016         2015       2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  49.25      $  41.28       $  48.82      $  48.62   $  47.08
                                                             --------      --------       --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.44)(b)      (.38)(b)+      (.32)(b)      (.33)      (.47)
Net realized and unrealized gain (loss) on investment
 transactions                                                   16.28          9.32          (3.52)         6.07       5.28
Capital contributions                                           - 0 -         - 0 -            .00(c)      - 0 -      - 0 -
                                                             --------      --------       --------      --------   --------
Net increase (decrease) in net asset value from operations      15.84          8.94          (3.84)         5.74       4.81
                                                             --------      --------       --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (4.79)         (.97)         (3.70)        (5.54)     (3.27)
                                                             --------      --------       --------      --------   --------
Net asset value, end of period                               $  60.30      $  49.25       $  41.28      $  48.82   $  48.62
                                                             ========      ========       ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)             33.99%*       22.05%+*++     (7.77)%*++    13.24%     10.21%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $583,619      $465,188       $293,237      $378,062   $475,832
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.13%         1.17%          1.27%         1.20%      1.27%
 Expenses, before waivers/reimbursements(e)                      1.14%         1.19%          1.28%         1.20%      1.27%
 Net investment loss                                             (.80)%(b)     (.85)%(b)+     (.80)%(b)     (.70)%     (.93)%
Portfolio turnover rate                                            65%           66%            70%           61%        80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios:                  .01%          .01%         - 0 -         - 0 -      - 0 -
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                              YEAR ENDED JULY 31,
                                                                2018         2017        2016       2015     2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $33.67      $28.74       $35.48      $37.14   $36.93
                                                             ------      ------       ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.58)(b)    (.47)(b)+    (.46)(b)    (.53)    (.67)
Net realized and unrealized gain (loss) on investment
 transactions                                                 10.80        6.37        (2.58)       4.41     4.15
Capital contributions                                         - 0 -       - 0 -          .00(c)    - 0 -    - 0 -
                                                             ------      ------       ------      ------   ------
Net increase (decrease) in net asset value from operations    10.22        5.90        (3.04)       3.88     3.48
                                                             ------      ------       ------      ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                 (4.79)       (.97)       (3.70)      (5.54)   (3.27)
                                                             ------      ------       ------      ------   ------
Net asset value, end of period                               $39.10      $33.67       $28.74      $35.48   $37.14
                                                             ======      ======       ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)           32.94%*     21.07%+*++   (8.48)%*++  12.22%    9.37%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,240      $1,290       $1,672      $2,652   $3,774
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    1.93%       1.97%        2.08%       1.99%    2.04%
 Expenses, before waivers/reimbursements(e)                    1.95%       1.98%        2.08%       1.99%    2.04%
 Net investment loss                                          (1.60)%(b)  (1.53)%(b)+  (1.60)%(b)  (1.49)%  (1.72)%
Portfolio turnover rate                                          65%         66%          70%         61%      80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                 .01%        .01%       - 0 -       - 0 -    - 0 -
-------------------------------------------------------------------------------------------------------------------

See footnotes on page 107.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015       2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 34.08      $ 29.06       $ 35.82      $ 37.41   $  37.17
                                                             -------      -------       -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.57)(b)     (.45)(b)+     (.45)(b)     (.52)      (.65)
Net realized and unrealized gain (loss) on investment
 transactions                                                  10.94         6.44         (2.61)        4.47       4.16
Capital contributions                                          - 0 -        - 0 -           .00(c)     - 0 -      - 0 -
                                                             -------      -------       -------      -------   --------
Net increase (decrease) in net asset value from operations     10.37         5.99         (3.06)        3.95       3.51
                                                             -------      -------       -------      -------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (4.79)        (.97)        (3.70)       (5.54)     (3.27)
                                                             -------      -------       -------      -------   --------
Net asset value, end of period                               $ 39.66      $ 34.08       $ 29.06      $ 35.82   $  37.41
                                                             =======      =======       =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(d)            32.99%*      21.15%+*++    (8.46)%*++   12.33%      9.39%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $31,424      $27,343       $39,132      $59,262   $ 67,619
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.88%        1.93%         2.02%        1.95%      2.00%
 Expenses, before waivers/reimbursements(e)                     1.89%        1.95%         2.03%        1.95%      2.00%
 Net investment loss                                           (1.55)%(b)   (1.46)%(b)+   (1.54)%(b)   (1.45)%    (1.66)%
Portfolio turnover rate                                           65%          66%           70%          61%        80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%         .01%        - 0 -        - 0 -      - 0 -
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISOR CLASS
                                                                                   YEAR ENDED JULY 31,
                                                                 2018           2017          2016         2015       2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  53.10      $  44.33       $  52.00      $  51.31   $  49.39
                                                             --------      --------       --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.33)(b)      (.25)(b)+      (.23)(b)      (.22)      (.35)
Net realized and unrealized gain (loss) on investment
 transactions                                                   17.64          9.99          (3.74)         6.45       5.54
Capital contributions                                           - 0 -         - 0 -            .00(c)      - 0 -      - 0 -
                                                             --------      --------       --------      --------   --------
Net increase (decrease) in net asset value from operations      17.31          9.74          (3.97)         6.23       5.19
                                                             --------      --------       --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (4.79)         (.97)         (3.70)        (5.54)     (3.27)
                                                             --------      --------       --------      --------   --------
Net asset value, end of period                               $  65.62      $  53.10       $  44.33      $  52.00   $  51.31
                                                             ========      ========       ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)             34.30%*       22.34%+*++     (7.53)%*++    13.51%     10.51%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $414,913      $309,330       $269,857      $491,170   $426,149
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .88%          .93%          1.01%          .94%      1.00%
 Expenses, before waivers/reimbursements(e)                       .89%          .94%          1.02%          .94%      1.00%
 Net investment loss                                             (.55)%(b)     (.52)%(b)+     (.54)%(b)     (.44)%     (.65)%
Portfolio turnover rate                                            65%           66%            70%           61%        80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios:                  .01%          .01%         - 0 -         - 0 -      - 0 -
-----------------------------------------------------------------------------------------------------------------------------

See footnotes on page 107.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 48.05      $ 40.44       $ 48.03      $ 48.09   $ 46.71
                                                             -------      -------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.64)(b)     (.47)(b)+     (.43)(b)     (.49)     (.59)
Net realized and unrealized gain (loss) on investment
 transactions                                                  15.83         9.05         (3.46)        5.97      5.24
Capital contributions                                          - 0 -        - 0 -           .00(c)     - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net increase (decrease) in net asset value from operations     15.19         8.58         (3.89)        5.48      4.65
                                                             -------      -------       -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (4.79)        (.97)        (3.70)       (5.54)    (3.27)
                                                             -------      -------       -------      -------   -------
Net asset value, end of period                               $ 58.45      $ 48.05       $ 40.44      $ 48.03   $ 48.09
                                                             =======      =======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            33.45%*      21.61%+*++    (8.01)%*++   12.81%     9.94%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $33,088      $33,842       $40,284      $54,094   $53,267
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.53%        1.51%         1.56%        1.54%     1.52%
 Expenses, before waivers/reimbursements(e)                     1.55%        1.53%         1.56%        1.54%     1.52%
 Net investment loss                                           (1.20)%(b)   (1.08)%(b)+   (1.08)%(b)   (1.04)%   (1.18)%
Portfolio turnover rate                                           65%          66%           70%          61%       80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%         .01%        - 0 -        - 0 -     - 0 -
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 50.33      $ 42.18       $ 49.77      $ 49.48   $ 47.83
                                                             -------      -------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.42)(b)     (.30)(b)+     (.31)(b)     (.35)     (.44)
Net realized and unrealized gain (loss) on investment
 transactions                                                  16.65         9.42         (3.58)        6.18      5.36
Capital contributions                                          - 0 -        - 0 -           .00(c)     - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net increase (decrease) in net asset value from operations     16.23         9.12         (3.89)        5.83      4.92
                                                             -------      -------       -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (4.79)        (.97)        (3.70)       (5.54)    (3.27)
                                                             -------      -------       -------      -------   -------
Net asset value, end of period                               $ 61.77      $ 50.33       $ 42.18      $ 49.77   $ 49.48
                                                             =======      =======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)            34.04%*      22.00%+*++    (7.71)%*++   13.16%    10.30%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $42,228      $40,370       $69,770      $87,627   $82,244
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.09%        1.20%         1.23%        1.22%     1.19%
 Expenses, before waivers/reimbursements(e)                     1.11%        1.22%         1.23%        1.22%     1.19%
 Net investment loss                                            (.76)%(b)    (.67)%(b)+    (.76)%(b)    (.73)%    (.85)%
Portfolio turnover rate                                           65%          66%           70%          61%       80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%         .01%        - 0 -        - 0 -     - 0 -
------------------------------------------------------------------------------------------------------------------------

See footnotes on page 107.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS I
                                                                                   YEAR ENDED JULY 31,
                                                                 2018           2017          2016         2015       2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  52.89      $  44.15       $  51.75      $  51.07   $  49.13
                                                             --------      --------       --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.34)(b)      (.24)(b)+      (.19)(b)      (.20)      (.30)
Net realized and unrealized gain (loss) on investment
 transactions                                                   17.57          9.95          (3.71)         6.42       5.51
Capital contributions                                           - 0 -         - 0 -            .00(c)      - 0 -      - 0 -
                                                             --------      --------       --------      --------   --------
Net increase (decrease) in net asset value from operations      17.23          9.71          (3.90)         6.22       5.21
                                                             --------      --------       --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (4.79)         (.97)         (3.70)        (5.54)     (3.27)
                                                             --------      --------       --------      --------   --------
Net asset value, end of period                               $  65.33      $  52.89       $  44.15      $  51.75   $  51.07
                                                             ========      ========       ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(d)             34.29%*       22.36%+*++     (7.42)%*++    13.57%     10.61%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $448,949      $319,437       $301,866      $462,296   $436,828
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .89%          .91%           .92%          .91%       .91%
 Expenses, before waivers/reimbursements(e)                       .91%          .93%           .92%          .91%       .91%
 Net investment loss                                             (.57)%(b)     (.51)%(b)+     (.45)%(b)     (.41)%     (.57)%
Portfolio turnover rate                                            65%           66%            70%           61%        80%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios:                  .01%          .01%         - 0 -         - 0 -      - 0 -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS Z
                                                                                                       JUNE 30,
                                                                                                      2015(f) TO
                                                                       YEAR ENDED JULY 31,             JULY 31,
                                                                 2018          2017          2016        2015
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  53.00      $ 44.20       $ 51.75        $52.05
                                                             --------      -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  (.28)(b)     (.23)(b)+     (.16)(b)      (.05)
Net realized and unrealized gain (loss) on investment
 transactions                                                   17.61        10.00         (3.69)         (.25)**
Capital contributions                                           - 0 -        - 0 -           .00(c)      - 0 -
                                                             --------      -------       -------        ------
Net increase (decrease) in net asset value from operations      17.33         9.77         (3.85)         (.30)
                                                             --------      -------       -------        ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (4.79)        (.97)        (3.70)        - 0 -
                                                             --------      -------       -------        ------
Net asset value, end of period                               $  65.54      $ 53.00       $ 44.20        $51.75
                                                             ========      =======       =======        ======
TOTAL RETURN
Total investment return based on net asset value(d)             34.42%*      22.47%+*++    (7.32)%*++     (.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $153,533      $98,090       $93,108        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .80%         .82%          .85%          .71%^
 Expenses, before waivers/reimbursements(e)                       .81%         .83%          .85%          .71%^
 Net investment income (loss)                                    (.48)%(b)    (.49)%(b)+    (.40)%(b)    (1.06)%^
Portfolio turnover rate                                            65%          66%           70%           61%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                   .01%         .01%        - 0 -         - 0 -
-----------------------------------------------------------------------------------------------------------------

See footnotes on page 107.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .02%, respectively.

(f)Commencement of distributions.

 + For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

NET INVESTMENT     NET
  INCOME PER    INVESTMENT  TOTAL
    SHARE      INCOME RATIO RETURN
-------------- ------------ ------
    $.004          .01%      .01%

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2018, July 31, 2017, July 31, 2016 and July 31, 2014 by .03%, .03%, .02% and .01%, respectively.

   Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund's performance for the year ended July 31, 2016 by .01%.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

** Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

^  Annualized.

AB SELECT US EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                                                               YEAR ENDED JUNE 30,
                                                                2018        2017        2016        2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 16.54     $ 14.70     $ 15.56     $ 15.62    $ 13.26
                                                             -------     -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .05(b)      .06(b)      .06(b)      .01        .02
Net realized and unrealized gain on investment and foreign
 currency transactions                                          2.39        2.32         .21        1.20       2.68
Contributions from Affiliates                                  - 0 -       - 0 -       - 0 -         .00(c)   - 0 -
                                                             -------     -------     -------     -------    -------
Net increase in net asset value from operations                 2.44        2.38         .27        1.21       2.70
                                                             -------     -------     -------     -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.03)      - 0 -        (.02)       (.03)      (.02)
Distributions from net realized gain on investment and
 foreign currency transactions                                 (1.80)       (.54)      (1.11)      (1.24)      (.32)
                                                             -------     -------     -------     -------    -------
Total dividends and distributions                              (1.83)       (.54)      (1.13)      (1.27)      (.34)
                                                             -------     -------     -------     -------    -------
Net asset value, end of period                               $ 17.15     $ 16.54     $ 14.70     $ 15.56    $ 15.62
                                                             =======     =======     =======     =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)            15.03%      16.47%       1.74%       8.02%     20.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,060     $11,694     $42,856     $18,958    $17,535
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.45%       1.45%       1.45%       1.45%      1.49%
 Expenses, before waivers/reimbursements(e)+                    1.46%       1.45%       1.45%       1.45%      1.49%
 Net investment income                                           .31%(b)     .37%(b)     .44%(b)     .08%       .12%
Portfolio turnover rate                                          236%        292%        269%        348%       495%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .02%        .02%        .00%        .00%       .00%
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                 YEAR ENDED JUNE 30,
                                                                 2018         2017         2016        2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.87      $ 14.23      $ 15.19      $ 15.34    $ 13.11
                                                             -------      -------      -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.07)(b)     (.05)(b)     (.06)(b)     (.10)      (.08)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          2.28         2.23          .21         1.19       2.63
Contributions from Affiliates                                  - 0 -        - 0 -        - 0 -          .00(c)   - 0 -
                                                             -------      -------      -------      -------    -------
Net increase in net asset value from operations                 2.21         2.18          .15         1.09       2.55
                                                             -------      -------      -------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment and
 foreign currency transactions                                 (1.80)        (.54)       (1.11)       (1.24)      (.32)
                                                             -------      -------      -------      -------    -------
Net asset value, end of period                               $ 16.28      $ 15.87      $ 14.23      $ 15.19    $ 15.34
                                                             =======      =======      =======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)            14.19%       15.59%        0.98%        7.31%     19.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,825      $10,647      $12,613      $16,791    $10,645
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    2.21%        2.20%        2.20%        2.19%      2.20%
 Expenses, before waivers/reimbursements(e)+                    2.21%        2.21%        2.20%        2.19%      2.20%
 Net investment loss                                            (.45)%(b)    (.33)%(b)    (.41)%(b)    (.66)%     (.57)%
Portfolio turnover rate                                          236%         292%         269%         348%       495%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .02%         .02%         .00%         .00%       .00%
------------------------------------------------------------------------------------------------------------------------

See footnotes on page 110.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                                 YEAR ENDED JUNE 30,
                                                                 2018         2017         2016        2015       2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  16.53     $  14.73     $  15.60     $  15.64    $  13.26
                                                             --------     --------     --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .10(b)       .10(b)       .09(b)       .05         .06
Net realized and unrealized gain on investment and foreign
 currency transactions                                           2.38         2.33          .21         1.21        2.68
Contributions from Affiliates                                   - 0 -        - 0 -        - 0 -          .00(c)    - 0 -
                                                             --------     --------     --------     --------    --------
Net increase in net asset value from operations                  2.48         2.43          .30         1.26        2.74
                                                             --------     --------     --------     --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.07)        (.09)        (.06)        (.06)       (.04)
Distributions from net realized gain on investment and
 foreign currency transactions                                  (1.80)        (.54)       (1.11)       (1.24)       (.32)
                                                             --------     --------     --------     --------    --------
Total dividends and distributions                               (1.87)        (.63)       (1.17)       (1.30)       (.36)
                                                             --------     --------     --------     --------    --------
Net asset value, end of period                               $  17.14     $  16.53     $  14.73     $  15.60    $  15.64
                                                             ========     ========     ========     ========    ========
TOTAL RETURN
Total investment return based on net asset value(d)             15.33%       16.82%        1.91%        8.40%      20.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $186,570     $239,659     $216,896     $260,521    $225,377
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                     1.20%        1.20%        1.20%        1.19%       1.19%
 Expenses, before waivers/reimbursements(e)+                     1.21%        1.20%        1.20%        1.19%       1.19%
 Net investment income                                            .56%(b)      .67%(b)      .60%(b)      .34%        .42%
Portfolio turnover rate                                           236%         292%         269%         348%        495%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                    .02%         .02%         .00%         .00%        .00%
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                                              YEAR ENDED JUNE 30,
                                                                 2018        2017       2016      2015      2014
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $16.22       $14.48     $15.37     $15.44    $13.13
                                                             ------       ------     ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 .00(b)(c)    .02(b)     .01(b)    (.03)     (.01)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         2.34         2.28        .21       1.20      2.64
Contributions from Affiliates                                 - 0 -        - 0 -      - 0 -        .00(c)  - 0 -
                                                             ------       ------     ------     ------    ------
Net increase in net asset value from operations                2.34         2.30        .22       1.17      2.63
                                                             ------       ------     ------     ------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -         (.02)     - 0 -      - 0 -     - 0 -
Distributions from net realized gain on investment and
 foreign currency transactions                                (1.80)        (.54)     (1.11)     (1.24)     (.32)
                                                             ------       ------     ------     ------    ------
Total dividends and distributions                             (1.80)        (.56)     (1.11)     (1.24)     (.32)
                                                             ------       ------     ------     ------    ------
Net asset value, end of period                               $16.76       $16.22     $14.48     $15.37    $15.44
                                                             ======       ======     ======     ======    ======
TOTAL RETURN
Total investment return based on net asset value(d)           14.71%       16.14%      1.44%      7.80%    20.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   17       $   16     $   15     $   15    $   16
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.76%        1.74%      1.72%      1.72%     1.70%
 Expenses, before waivers/reimbursements(e)+                   1.76%        1.74%      1.72%      1.72%     1.70%
 Net investment income (loss)                                   .01%(b)      .12%(b)    .09%(b)   (.18)%    (.10)%
Portfolio turnover rate                                         236%         292%       269%       348%      495%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .02%         .02%       .00%       .00%      .00%
------------------------------------------------------------------------------------------------------------------

See footnotes on page 110.

-------------------------------------------------------------------------------------------------------
                                                                              CLASS K
                                                                        YEAR ENDED JUNE 30,
                                                              2018    2017    2016      2015     2014
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $16.33  $14.56  $15.43  $15.47     $13.14
                                                             ------  ------  ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                              .04     .05     .04    (.00)(c)    .01
Net realized and unrealized gain on investment and foreign
 currency transactions                                         2.35    2.29     .21    1.20       2.64
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -     .00(c)   - 0 -
                                                             ------  ------  ------  ------     ------
Net increase in net asset value from operations                2.39    2.34     .25    1.20       2.65
                                                             ------  ------  ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -    (.03)   (.01)  - 0 -      - 0 -
Distributions from net realized gain on investment and
 foreign currency transactions                                (1.80)   (.54)  (1.11)  (1.24)      (.32)
                                                             ------  ------  ------  ------     ------
Total dividends and distributions                             (1.80)   (.57)  (1.12)  (1.24)      (.32)
                                                             ------  ------  ------  ------     ------
Net asset value, end of period                               $16.92  $16.33  $14.56  $15.43     $15.47
                                                             ======  ======  ======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)           14.94%  16.38%   1.58%   8.05%     20.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,806  $2,636  $3,739  $3,604     $2,678
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.54%   1.55%   1.55%   1.55%      1.55%
 Expenses, before waivers/reimbursements(e)+                   1.63%   1.62%   1.60%   1.59%      1.62%
 Net investment income (loss)(b)                                .22%    .32%    .27%   (.02)%      .07%
Portfolio turnover rate                                         236%    292%    269%    348%       495%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .02%    .02%    .00%    .00%       .00%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS I
                                                                               YEAR ENDED JUNE 30,
                                                                2018        2017        2016        2015      2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 16.38     $ 14.61     $ 15.48     $ 15.52    $ 13.17
                                                             -------     -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .10(b)      .11(b)      .08(b)      .05        .06
Net realized and unrealized gain on investment and foreign
 currency transactions                                          2.36        2.29         .22        1.20       2.65
Contributions from Affiliates                                  - 0 -       - 0 -       - 0 -         .00(c)   - 0 -
                                                             -------     -------     -------     -------    -------
Net increase in net asset value from operations                 2.46        2.40         .30        1.25       2.71
                                                             -------     -------     -------     -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.07)       (.09)       (.06)       (.05)      (.04)
Distributions from net realized gain on investment and
 foreign currency transactions                                 (1.80)       (.54)      (1.11)      (1.24)      (.32)
                                                             -------     -------     -------     -------    -------
Total dividends and distributions                              (1.87)       (.63)      (1.17)      (1.29)      (.36)
                                                             -------     -------     -------     -------    -------
Net asset value, end of period                               $ 16.97     $ 16.38     $ 14.61     $ 15.48    $ 15.52
                                                             =======     =======     =======     =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)            15.35%      16.76%       2.00%       8.34%     20.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $39,104     $15,121     $21,461     $38,186    $30,164
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.21%       1.19%       1.18%       1.22%      1.18%
 Expenses, before waivers/reimbursements(e)+                    1.22%       1.19%       1.18%       1.22%      1.18%
 Net investment income                                           .57%(b)     .72%(b)     .57%(b)     .31%       .40%
Portfolio turnover rate                                          236%        292%        269%        348%       495%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .02%        .02%        .00%        .00%       .00%
--------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount is less than $0.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018 and the year June 30, 2017, such waiver amounted to less than 0.005% and 0.01%, respectively.

AB SELECT US LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          CLASS A
                                                                                    YEAR ENDED JUNE 30,
                                                                 2018         2017          2016         2015        2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 12.28      $  11.40      $  11.77      $  12.12   $  10.92
                                                             -------      --------      --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.04)(b)      (.09)(b)      (.11)(b)      (.16)      (.10)(c)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          1.26           .97           .12           .31       1.47
Contributions from Affiliates                                    .00(d)      - 0 -         - 0 -         - 0 -      - 0 -
                                                             -------      --------      --------      --------   --------
Net increase in net asset value from operations                 1.22           .88           .01           .15       1.37
                                                             -------      --------      --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.64)        - 0 -          (.38)         (.50)      (.17)
                                                             -------      --------      --------      --------   --------
Net asset value, end of period                               $ 12.86      $  12.28      $  11.40      $  11.77   $  12.12
                                                             =======      ========      ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(e)            10.10%         7.72%          .02%         1.31%     12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $92,102      $113,847      $166,015      $308,235   $480,571
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)+                 1.88%         2.11%         2.29%         2.27%      2.31%
 Expenses, before waivers/reimbursements(f)(g)+                 1.94%         2.18%         2.30%         2.27%      2.36%
 Net investment loss                                            (.30)%(b)     (.77)%(b)     (.98)%(b)    (1.34)%     (.88)%(c)
Portfolio turnover rate (excluding securities sold short)        291%          295%          329%          535%       581%
Portfolio turnover rate (including securities sold short)        346%          528%          519%          718%       673%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios                  .07%          .08%        - 0 -         - 0 -      - 0 -
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS C
                                                                                  YEAR ENDED JUNE 30,
                                                                 2018         2017          2016         2015       2014
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.86      $  11.09      $  11.55      $  11.99   $  10.88
                                                             -------      --------      --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.13)(b)      (.18)(b)      (.19)(b)      (.25)      (.19)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          1.21           .95           .11           .31       1.47
Contributions from Affiliates                                    .00(d)      - 0 -         - 0 -         - 0 -      - 0 -
                                                             -------      --------      --------      --------   --------
Net increase (decrease) in net asset value from operations      1.08           .77          (.08)          .06       1.28
                                                             -------      --------      --------      --------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.64)        - 0 -          (.38)         (.50)      (.17)
                                                             -------      --------      --------      --------   --------
Net asset value, end of period                               $ 12.30      $  11.86      $  11.09      $  11.55   $  11.99
                                                             =======      ========      ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(e)             9.34%         6.94%         (.78)%         .56%     11.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $98,333      $111,027      $159,990      $232,110   $182,059
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)+                 2.63%         2.86%         3.05%         3.04%      3.06%
 Expenses, before waivers/reimbursements(f)(g)+                 2.69%         2.94%         3.06%         3.04%      3.06%
 Net investment loss                                           (1.05)%(b)    (1.53)%(b)    (1.73)%(b)    (2.09)%    (1.64)%
Portfolio turnover rate (excluding securities sold short)        291%          295%          329%          535%       581%
Portfolio turnover rate (including securities sold short)        346%          528%          519%          718%       673%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios                  .07%          .08%        - 0 -         - 0 -      - 0 -
---------------------------------------------------------------------------------------------------------------------------

See footnotes on page 114.

------------------------------------------------------------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                                                    YEAR ENDED JUNE 30,
                                                                 2018          2017          2016          2015        2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  12.43      $  11.51      $  11.86      $    12.17   $  10.94
                                                             --------      --------      --------      ----------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (.01)(b)      (.06)(b)      (.08)(b)        (.13)      (.07)
Net realized and unrealized gain on investment and foreign
 currency transactions                                           1.28           .98           .11             .32       1.47
Contributions from Affiliates                                     .00(d)      - 0 -         - 0 -           - 0 -      - 0 -
                                                             --------      --------      --------      ----------   --------
Net increase in net asset value from operations                  1.27           .92           .03             .19       1.40
                                                             --------      --------      --------      ----------   --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                    (.64)        - 0 -          (.38)           (.50)      (.17)
                                                             --------      --------      --------      ----------   --------
Net asset value, end of period                               $  13.06      $  12.43      $  11.51      $    11.86   $  12.17
                                                             ========      ========      ========      ==========   ========
TOTAL RETURN
Total investment return based on net asset value(e)             10.39%         7.99%          .27%           1.56%     12.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $762,575      $692,136      $816,563      $1,189,226   $810,892
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)+                  1.64%         1.86%         2.05%           2.04%      2.06%
 Expenses, before waivers/reimbursements(f)(g)+                  1.69%         1.94%         2.06%           2.04%      2.06%
 Net investment loss                                             (.04)%(b)     (.53)%(b)     (.73)%(b)      (1.09)%     (.63)%
Portfolio turnover rate (excluding securities sold short)         291%          295%          329%            535%       581%
Portfolio turnover rate (including securities sold short)         346%          528%          519%            718%       673%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/ unaffiliated underlying portfolios                   .07%          .08%        - 0 -           - 0 -      - 0 -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS R
                                                                              YEAR ENDED JUNE 30,
                                                                2018        2017        2016       2015     2014
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.14      $11.30      $11.70      $12.07   $10.91
                                                             ------      ------      ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.07)(b)    (.13)(b)    (.14)(b)    (.18)    (.13)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         1.24         .97         .12         .31     1.46
Contributions from Affiliates                                   .00(d)    - 0 -       - 0 -       - 0 -    - 0 -
                                                             ------      ------      ------      ------   ------
Net increase (decrease) in net asset value from operations     1.17         .84        (.02)        .13     1.33
                                                             ------      ------      ------      ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (.64)      - 0 -        (.38)       (.50)    (.17)
                                                             ------      ------      ------      ------   ------
Net asset value, end of period                               $12.67      $12.14      $11.30      $11.70   $12.07
                                                             ======      ======      ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.80%       7.43%       (.25)%      1.15%   12.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  455      $  391      $  698      $  630   $  121
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)+                2.15%       2.44%       2.54%       2.57%    2.56%
 Expenses, before waivers/reimbursements(f)(g)+                2.38%       2.56%       2.55%       2.57%    2.56%
 Net investment loss                                           (.55)%(b)  (1.09)%(b)  (1.20)%(b)  (1.55)%  (1.12)%
Portfolio turnover rate (excluding securities sold short)       291%        295%        329%        535%     581%
Portfolio turnover rate (including securities sold short)       346%        528%        519%        718%     673%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .07%        .08%      - 0 -       - 0 -    - 0 -
------------------------------------------------------------------------------------------------------------------

See footnotes on page 114.

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS K
                                                                               YEAR ENDED JUNE 30,
                                                                2018        2017        2016       2015      2014
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.28      $11.40      $11.78      $12.11   $10.92
                                                             ------      ------      ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.04)(b)    (.10)(b)    (.11)(b)    (.16)    (.12)(b)
Net realized and unrealized gain on investment and foreign
 currency transactions                                         1.26         .98         .11         .33     1.48
Contributions from Affiliates                                   .00(d)    - 0 -       - 0 -       - 0 -    - 0 -
                                                             ------      ------      ------      ------   ------
Net increase in net asset value from operations                1.22         .88       - 0 -         .17     1.36
                                                             ------      ------      ------      ------   ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (.64)      - 0 -        (.38)       (.50)    (.17)
                                                             ------      ------      ------      ------   ------
Net asset value, end of period                               $12.86      $12.28      $11.40      $11.78   $12.11
                                                             ======      ======      ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.10%       7.72%        .01%       1.40%   12.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   13      $   12      $   31      $   30   $   12
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)+                1.90%       2.14%       2.27%       2.31%    2.31%
 Expenses, before waivers/reimbursements(f)(g)+                2.05%       2.23%       2.28%       2.31%    2.33%
 Net investment loss                                           (.32)%(b)   (.83)%(b)   (.94)%(b)  (1.33)%   (.99)%(b)
Portfolio turnover rate (excluding securities sold short)       291%        295%        329%        535%     581%
Portfolio turnover rate (including securities sold short)       346%        528%        519%        718%     673%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .07%        .08%      - 0 -       - 0 -    - 0 -
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS I
                                                                                  YEAR ENDED JUNE 30,
                                                                 2018          2017         2016       2015        2014
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 12.45       $ 11.52      $ 11.86      $ 12.16   $ 10.93
                                                             -------       -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  .00(b)(d)    (.06)(b)     (.08)(b)     (.12)     (.08)(b)
Net realized and unrealized gain on investment and foreign
 currency transactions                                          1.28           .99          .12          .32      1.48
Contributions from Affiliates                                    .00(d)      - 0 -        - 0 -        - 0 -     - 0 -
                                                             -------       -------      -------      -------   -------
Net increase in net asset value from operations                 1.28           .93          .04          .20      1.40
                                                             -------       -------      -------      -------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (.64)        - 0 -         (.38)        (.50)     (.17)
                                                             -------       -------      -------      -------   -------
Net asset value, end of period                               $ 13.09       $ 12.45      $ 11.52      $ 11.86   $ 12.16
                                                             =======       =======      =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(e)            10.46%         8.07%         .27%        1.73%    12.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $13,299       $11,749      $12,724      $23,250   $34,519
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)(g)+                 1.58%         1.82%        1.97%        1.97%     2.07%
 Expenses, before waivers/reimbursements(f)(g)+                 1.64%         1.90%        1.98%        1.97%     2.09%
 Net investment income (loss)                                    .01%(b)      (.49)%(b)    (.67)%(b)   (1.03)%    (.71)%(b)
Portfolio turnover rate (excluding securities sold short)        291%          295%         329%         535%      581%
Portfolio turnover rate (including securities sold short)        346%          528%         519%         718%      673%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .07%          .08%       - 0 -        - 0 -     - 0 -
---------------------------------------------------------------------------------------------------------------------------

See footnotes on page 114.

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Net of fees and expenses waived by the Distributor.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The expense ratios presented below exclude non-operating expenses:

                                                                            YEAR ENDED JUNE 30,
                                                                       2018  2017  2016  2015  2014
----------------------------------------------------------------------------------------------------
CLASS A
 Net of waivers/reimbursements                                         1.83% 1.94% 2.09% 2.09% 2.17%
 Before waivers/reimbursements                                         1.88% 2.01% 2.09% 2.09% 2.22%
CLASS C
 Net of waivers/reimbursements                                         2.58% 2.69% 2.84% 2.85% 2.92%
 Before waivers/reimbursements                                         2.64% 2.76% 2.84% 2.85% 2.92%
ADVISOR CLASS
 Net of waivers/reimbursements                                         1.58% 1.68% 1.84% 1.85% 1.92%
 Before waivers/reimbursements                                         1.64% 1.76% 1.84% 1.85% 1.92%
CLASS R
 Net of waivers/reimbursements                                         2.09% 2.28% 2.32% 2.34% 2.44%
 Before waivers/reimbursements                                         2.33% 2.40% 2.32% 2.34% 2.44%
CLASS K
 Net of waivers/reimbursements                                         1.84% 1.98% 2.05% 2.07% 2.19%
 Before waivers/reimbursements                                         2.00% 2.08% 2.05% 2.07% 2.22%
CLASS I
 Net of waivers/reimbursements                                         1.53% 1.64% 1.77% 1.78% 1.95%
 Before waivers/reimbursements                                         1.59% 1.72% 1.77% 1.78% 1.97%

(g)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .06% and .07%, respectively.

AB SUSTAINABLE GLOBAL THEMATIC FUND

----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                                   YEAR ENDED JULY 31,
                                                                 2018          2017          2016         2015       2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 107.51     $  91.49       $  92.00      $  83.73   $  70.76
                                                             --------     --------       --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   .07(b)      (.16)(b)+      (.20)(b)      (.26)      (.23)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  11.63        19.65          (3.97)         8.51      13.20
Contributions from Affiliates                                   - 0 -        - 0 -          - 0 -           .02      - 0 -
Capital contributions                                             .87        - 0 -           3.66         - 0 -      - 0 -
                                                             --------     --------       --------      --------   --------
Net increase (decrease) in net asset value from operations      12.57        19.49           (.51)         8.27      12.97
                                                             --------     --------       --------      --------   --------
LESS: DIVIDENDS
Dividends from net investment income                            - 0 -        (3.46)         - 0 -         - 0 -      - 0 -
Tax return of capital                                           - 0 -         (.01)         - 0 -         - 0 -      - 0 -
                                                             --------     --------       --------      --------   --------
Total dividends                                                 - 0 -        (3.47)         - 0 -         - 0 -      - 0 -
                                                             --------     --------       --------      --------   --------
Net asset value, end of period                               $ 120.08     $ 107.51       $  91.49      $  92.00   $  83.73
                                                             ========     ========       ========      ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)             11.69%*      22.26%+         (.55)%*       9.88%*    18.33%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $627,185     $600,512       $501,931      $567,548   $579,848
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      1.29%        1.41%          1.45%         1.45%      1.51%
 Expenses, before waivers/reimbursements(d)                      1.30%        1.43%          1.45%         1.45%      1.51%
 Net investment income (loss)                                     .06%(b)     (.17)%(b)+     (.23)%(b)     (.29)%     (.29)%
Portfolio turnover rate                                            23%          65%            40%           49%        44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated un- derlying portfolios:                 .01%         .01%         - 0 -         - 0 -      - 0 -
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                                YEAR ENDED JULY 31,
                                                                2018         2017         2016       2015      2014
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $88.84      $76.05       $ 77.12      $ 70.75   $ 60.25
                                                             ------      ------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.74)(b)    (.77)(b)+     (.75)(b)     (.81)     (.73)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 9.60       16.30         (3.98)        7.16     11.23
Contributions from Affiliates                                 - 0 -       - 0 -         - 0 -          .02     - 0 -
Capital contributions                                           .72       - 0 -          3.66        - 0 -     - 0 -
                                                             ------      ------       -------      -------   -------
Net increase (decrease) in net asset value from operations     9.58       15.53         (1.07)        6.37     10.50
                                                             ------      ------       -------      -------   -------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -       (2.74)        - 0 -        - 0 -     - 0 -
Tax return of capital                                         - 0 -        (.00)(e)     - 0 -        - 0 -     - 0 -
                                                             ------      ------       -------      -------   -------
Total dividends                                               - 0 -       (2.74)        - 0 -        - 0 -     - 0 -
                                                             ------      ------       -------      -------   -------
Net asset value, end of period                               $98.42      $88.84       $ 76.05      $ 77.12   $ 70.75
                                                             ======      ======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)           10.78%*     21.30%+++     (1.39)%*++    9.00%*   17.43%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $8,319      $9,518       $10,899      $14,406   $18,090
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                    2.10%       2.21%         2.27%        2.24%     2.28%
 Expenses, before waivers/reimbursements(d)                    2.11%       2.23%         2.28%        2.24%     2.28%
 Net investment loss                                           (.77)%(b)   (.98)%(b)+   (1.07)%(b)   (1.09)%   (1.08)%
Portfolio turnover rate                                          23%         65%           40%          49%       44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                 .01%        .01%        - 0 -        - 0 -     - 0 -
----------------------------------------------------------------------------------------------------------------------

See footnotes on page 118.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                 YEAR ENDED JULY 31,
                                                                 2018         2017          2016       2015      2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 89.37      $ 76.67       $ 77.70      $ 71.25   $ 60.64
                                                             -------      -------       -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.66)(b)     (.74)(b)+     (.71)(b)     (.78)     (.69)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  9.64        16.37         (3.98)        7.21     11.30
Contributions from Affiliates                                  - 0 -        - 0 -         - 0 -          .02     - 0 -
Capital contributions                                            .72        - 0 -          3.66        - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net increase (decrease) in net asset value from operations      9.70        15.63         (1.03)        6.45     10.61
                                                             -------      -------       -------      -------   -------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -        (2.92)        - 0 -        - 0 -     - 0 -
Tax return of capital                                          - 0 -         (.01)        - 0 -        - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Total dividends                                                - 0 -        (2.93)        - 0 -        - 0 -     - 0 -
                                                             -------      -------       -------      -------   -------
Net asset value, end of period                               $ 99.07      $ 89.37       $ 76.67      $ 77.70   $ 71.25
                                                             =======      =======       =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)            10.85%*      21.34%+       (1.33)%*      9.07%*   17.48%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $24,636      $22,709       $64,727      $74,114   $75,765
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     2.04%        2.19%         2.21%        2.20%     2.23%
 Expenses, before waivers/reimbursements(d)                     2.05%        2.21%         2.21%        2.20%     2.23%
 Net investment loss                                            (.69)%(b)    (.95)%(b)+    (.99)%(b)   (1.05)%   (1.01)%
Portfolio turnover rate                                           23%          65%           40%          49%       44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%         .01%        - 0 -        - 0 -     - 0 -
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                                YEAR ENDED JULY 31,
                                                                 2018         2017         2016       2015      2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 113.60     $  96.54      $ 96.84     $ 87.90   $ 74.05
                                                             --------     --------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                   .53(b)       .10(b)+      .02(b)     (.03)     (.05)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  12.15        20.73        (3.98)       8.95     13.90
Contributions from Affiliates                                   - 0 -        - 0 -        - 0 -         .02     - 0 -
Capital contributions                                             .92        - 0 -         3.66       - 0 -     - 0 -
                                                             --------     --------      -------     -------   -------
Net increase (decrease) in net asset value from operations      13.60        20.83         (.30)       8.94     13.85
                                                             --------     --------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                            - 0 -        (3.76)       - 0 -       - 0 -     - 0 -
Tax return of capital                                           - 0 -         (.01)       - 0 -       - 0 -     - 0 -
                                                             --------     --------      -------     -------   -------
Total dividends                                                 - 0 -        (3.77)       - 0 -       - 0 -     - 0 -
                                                             --------     --------      -------     -------   -------
Net asset value, end of period                               $ 127.20     $ 113.60      $ 96.54     $ 96.84   $ 87.90
                                                             ========     ========      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)             11.97%*      22.56%+       (.31)%*    10.17%*   18.70%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $314,797     $154,499      $62,661     $44,334   $34,973
Ratio to average net assets of:
 Expenses, net of waivers/ reimbursements(d)                     1.03%        1.16%        1.20%       1.18%     1.22%
 Expenses, before waivers/reimbursements(d)                      1.04%        1.18%        1.20%       1.18%     1.22%
 Net investment income (loss)                                     .43%(b)      .09%(b)+     .02%(b)    (.03)%    (.06)%
Portfolio turnover rate                                            23%          65%          40%         49%       44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated under- lying portfolios:                 .01%         .01%       - 0 -       - 0 -     - 0 -
-----------------------------------------------------------------------------------------------------------------------

See footnotes on page 118.

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS R
                                                                               YEAR ENDED JULY 31,
                                                                 2018         2017         2016       2015     2014
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $106.35      $ 90.58       $91.24      $83.17   $70.34
                                                             -------      -------       ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.27)(b)     (.36)(b)+    (.33)(b)    (.40)    (.31)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 11.49        19.45        (3.99)       8.45    13.14
Contributions from Affiliates                                  - 0 -        - 0 -        - 0 -         .02    - 0 -
Capital contributions                                            .86        - 0 -         3.66       - 0 -    - 0 -
                                                             -------      -------       ------      ------   ------
Net increase (decrease) in net asset value from operations     12.08        19.09         (.66)       8.07    12.83
                                                             -------      -------       ------      ------   ------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -        (3.31)       - 0 -       - 0 -    - 0 -
Tax return of capital                                          - 0 -         (.01)       - 0 -       - 0 -    - 0 -
                                                             -------      -------       ------      ------   ------
Total dividends                                                - 0 -        (3.32)       - 0 -       - 0 -    - 0 -
                                                             -------      -------       ------      ------   ------
Net asset value, end of period                               $118.43      $106.35       $90.58      $91.24   $83.17
                                                             =======      =======       ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)            11.36%*      21.99%+       (.72)%*     9.71%*  18.24%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 3,365      $ 3,099       $2,941      $3,613   $3,961
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.58%        1.64%        1.61%       1.61%    1.60%
 Expenses, before waivers/reimbursements(d)                     1.60%        1.65%        1.61%       1.61%    1.60%
 Net investment loss                                            (.23)%(b)    (.39)%(b)+   (.39)%(b)   (.46)%   (.39)%
Portfolio turnover rate                                           23%          65%          40%         49%      44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%         .01%       - 0 -       - 0 -    - 0 -
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS K
                                                                               YEAR ENDED JULY 31,
                                                                 2018         2017         2016       2015     2014
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $109.83      $ 93.46       $93.85      $85.29   $71.90
                                                             -------      -------       ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.20)(b)     (.07)(b)+    (.07)(b)    (.13)    (.06)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 12.13        20.07        (3.98)       8.67    13.45
Contributions from Affiliates                                  - 0 -        - 0 -        - 0 -         .02    - 0 -
Capital contributions                                            .89        - 0 -         3.66       - 0 -    - 0 -
                                                             -------      -------       ------      ------   ------
Net increase (decrease) in net asset value from operations     12.82        20.00         (.39)       8.56    13.39
                                                             -------      -------       ------      ------   ------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -        (3.62)       - 0 -       - 0 -    - 0 -
Tax return of capital                                          - 0 -         (.01)       - 0 -       - 0 -    - 0 -
                                                             -------      -------       ------      ------   ------
Total dividends                                                - 0 -        (3.63)       - 0 -       - 0 -    - 0 -
                                                             -------      -------       ------      ------   ------
Net asset value, end of period                               $122.65      $109.83       $93.46      $93.85   $85.29
                                                             =======      =======       ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)            11.67%*      22.38%+       (.42)%*    10.05%*  18.61%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 2,803      $11,481       $9,385      $9,530   $8,981
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                     1.29%        1.33%        1.30%       1.30%    1.29%
 Expenses, before waivers/reimbursements(d)                     1.31%        1.34%        1.31%       1.30%    1.29%
 Net investment loss                                            (.17)%(b)    (.08)%(b)+   (.08)%(b)   (.15)%   (.07)%
Portfolio turnover rate                                           23%          65%          40%         49%      44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%         .01%       - 0 -       - 0 -    - 0 -
---------------------------------------------------------------------------------------------------------------------

See footnotes on page 118.

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                                                              YEAR ENDED JULY 31,
                                                                2018         2017        2016      2015     2014
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $113.85     $ 96.70      $96.75     $87.63   $73.64
                                                             -------     -------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .67(b)      .32(b)+     .24(b)     .19      .17
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 12.18       20.77       (3.95)      8.90    13.82
Contributions from Affiliates                                  - 0 -       - 0 -       - 0 -        .03    - 0 -
Capital contributions                                            .92       - 0 -        3.66      - 0 -    - 0 -
                                                             -------     -------      ------     ------   ------
Net increase (decrease) in net asset value from operations     13.77       21.09        (.05)      9.12    13.99
                                                             -------     -------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -       (3.93)      - 0 -      - 0 -    - 0 -
Tax return of capital                                          - 0 -        (.01)      - 0 -      - 0 -    - 0 -
                                                             -------     -------      ------     ------   ------
Total dividends                                                - 0 -       (3.94)      - 0 -      - 0 -    - 0 -
                                                             -------     -------      ------     ------   ------
Net asset value, end of period                               $127.62     $113.85      $96.70     $96.75   $87.63
                                                             =======     =======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)            12.09%*     22.86%+      (.05)%*   10.41%*  19.00%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $ 2,279     $   802      $  555     $  693   $  387
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(d)                      .93%        .94%        .94%       .96%     .96%
 Expenses, before waivers/reimbursements(d)                      .95%        .96%        .94%       .96%     .96%
 Net investment income                                           .54%(b)     .32%(b)+    .27%(b)    .20%     .20%
Portfolio turnover rate                                           23%         65%         40%        49%      44%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios:                  .01%        .01%      - 0 -      - 0 -    - 0 -
------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .02%, respectively.

(e)Amount is less than $.005.

 + For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

NET INVESTMENT     NET
  INCOME PER    INVESTMENT  TOTAL
    SHARE      INCOME RATIO RETURN
-------------- ------------ ------
     $.02          .03%      .03%

 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2015 and July 31, 2014 by .05% and .05%, respectively.

   Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2018 and July 31, 2016 by .77% and 4.33%, respectively.

++ The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                                                     YEAR ENDED JUNE 30,
                                                                 2018          2017           2016         2015         2014
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.77     $  15.36        $  16.76     $  17.23     $  14.65
                                                             --------     --------        --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .09(b)      (.00)(b)(c)      .08(b)       .10          .14
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .75         2.52           (1.48)        (.57)        2.61
                                                             --------     --------        --------     --------     --------
Net increase (decrease) in net asset value from operations        .84         2.52           (1.40)        (.47)        2.75
                                                             --------     --------        --------     --------     --------
LESS: DIVIDENDS
Dividends from net investment income                            - 0 -         (.11)          - 0 -        - 0 -         (.17)
                                                             --------     --------        --------     --------     --------
Net asset value, end of period                               $  18.61     $  17.77        $  15.36     $  16.76     $  17.23
                                                             ========     ========        ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)              4.73%       16.59%          (8.35)%      (2.78)%      18.94%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $205,869     $231,141        $219,182     $278,008     $358,142
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                     1.39%        1.42%           1.35%        1.39%        1.37%
 Expenses, before waivers/reimbursements(e)+                     1.40%        1.43%           1.35%        1.39%        1.37%
 Net investment income (loss)                                     .46%(b)     (.02)%(b)        .49%(b)      .58%         .87%
Portfolio turnover rate                                            36%          27%             45%          18%          36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                    .01%         .01%            .00%(f)      .00%(f)      .00%(f)
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                                YEAR ENDED JUNE 30,
                                                                2018        2017        2016        2015       2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.75      $13.63      $14.99      $15.54     $ 13.26
                                                             ------      ------      ------      ------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                         (.08)(b)    (.14)(b)    (.07)(b)    (.05)       (.00)(c)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .70        2.26       (1.29)       (.50)       2.38
                                                             ------      ------      ------      ------     -------
Net increase (decrease) in net asset value from operations      .62        2.12       (1.36)       (.55)       2.38
                                                             ------      ------      ------      ------     -------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -       - 0 -       - 0 -       - 0 -        (.10)
                                                             ------      ------      ------      ------     -------
Net asset value, end of period                               $16.37      $15.75      $13.63      $14.99     $ 15.54
                                                             ======      ======      ======      ======     =======
TOTAL RETURN
Total investment return based on net asset value(d)            3.94%*     15.55%      (9.07)%     (3.54)%     18.06%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  955      $1,306      $2,000      $5,240     $10,793
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   2.21%       2.26%       2.18%       2.16%       2.11%
 Expenses, before waivers/reimbursements(e)+                   2.22%       2.26%       2.18%       2.16%       2.11%
 Net investment loss                                           (.45)%(b)   (.97)%(b)   (.49)%(b)   (.34)%      (.01)%
Portfolio turnover rate                                          36%         27%         45%         18%         36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%        .01%        .00%(f)     .00%(f)     .00%(f)
-----------------------------------------------------------------------------------------------------------------------

See footnotes on page 122.

--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS C
                                                                                  YEAR ENDED JUNE 30,
                                                                2018         2017         2016        2015        2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.84      $ 13.69      $ 15.05      $ 15.60     $ 13.32
                                                             ------      -------      -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                (.08)(b)     (.15)(b)     (.04)(b)     (.02)        .02
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .71         2.30        (1.32)        (.53)       2.38
                                                             ------      -------      -------      -------     -------
Net increase (decrease) in net asset value from operations      .63         2.15        (1.36)        (.55)       2.40
                                                             ------      -------      -------      -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -        - 0 -        - 0 -        - 0 -        (.12)
                                                             ------      -------      -------      -------     -------
Net asset value, end of period                               $16.47      $ 15.84      $ 13.69      $ 15.05     $ 15.60
                                                             ======      =======      =======      =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)            3.98%*      15.70%       (9.04)%      (3.52)%     18.09%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $8,621      $14,278      $40,800      $56,865     $70,259
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   2.14%        2.20%        2.11%        2.13%       2.07%
 Expenses, before waivers/reimbursements(e)+                   2.16%        2.20%        2.11%        2.13%       2.07%
 Net investment income (loss)                                  (.46)%(b)   (1.03)%(b)    (.30)%(b)    (.16)%       .16%
Portfolio turnover rate                                          36%          27%          45%          18%         36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%         .01%         .00%(f)      .00%(f)     .00%(f)
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                                 YEAR ENDED JUNE 30,
                                                                2018        2017        2016        2015        2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 18.08     $ 15.63     $ 17.01     $ 17.45     $ 14.81
                                                             -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .14(b)      .04(b)      .11(b)      .14         .19
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .77        2.56       (1.49)       (.58)       2.65
                                                             -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations       .91        2.60       (1.38)       (.44)       2.84
                                                             -------     -------     -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income                           - 0 -        (.15)      - 0 -       - 0 -        (.20)
                                                             -------     -------     -------     -------     -------
Net asset value, end of period                               $ 18.99     $ 18.08     $ 15.63     $ 17.01     $ 17.45
                                                             =======     =======     =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)             5.03%*     16.84%      (8.11)%     (2.52)%     19.32%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $44,697     $41,582     $45,816     $62,213     $83,622
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                    1.14%       1.17%       1.10%       1.12%       1.06%
 Expenses, before waivers/reimbursements(e)+                    1.15%       1.18%       1.10%       1.12%       1.06%
 Net investment income                                           .73%(b)     .22%(b)     .69%(b)     .85%       1.17%
Portfolio turnover rate                                           36%         27%         45%         18%         36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .01%        .01%        .00%(f)     .00%(f)     .00%(f)
------------------------------------------------------------------------------------------------------------------------

See footnotes on page 122.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                                 YEAR ENDED JUNE 30,
                                                                2018        2017        2016        2015        2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $17.53     $ 15.15      $ 16.57     $ 17.09     $ 14.54
                                                             ------     -------      -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                 .01(b)     (.05)(b)      .03(b)      .06         .09
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .77        2.49        (1.45)       (.58)       2.60
                                                             ------     -------      -------     -------     -------
Net increase (decrease) in net asset value from operations      .78        2.44        (1.42)       (.52)       2.69
                                                             ------     -------      -------     -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -        (.06)       - 0 -       - 0 -        (.14)
                                                             ------     -------      -------     -------     -------
Net asset value, end of period                               $18.31     $ 17.53      $ 15.15     $ 16.57     $ 17.09
                                                             ======     =======      =======     =======     =======
TOTAL RETURN
Total investment return based on net asset value(d)            4.45%*     16.19%       (8.57)%     (3.04)%     18.59%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $9,234     $11,659      $12,449     $15,394     $18,149
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.70%       1.71%        1.67%       1.64%       1.62%
 Expenses, before waivers/reimbursements(e)+                   1.72%       1.72%        1.67%       1.64%       1.62%
 Net investment income (loss)                                   .08%(b)    (.33)%(b)     .17%(b)     .34%        .58%
Portfolio turnover rate                                          36%         27%          45%         18%         36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%        .01%         .00%(f)     .00%(f)     .00%(f)
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS K
                                                                              YEAR ENDED JUNE 30,
                                                                2018       2017       2016       2015       2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $17.68     $15.29     $16.69     $17.15     $14.57
                                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .12(b)     .01(b)     .08(b)     .11        .15
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .72       2.50      (1.48)      (.57)      2.60
                                                             ------     ------     ------     ------     ------
Net increase (decrease) in net asset value from operations      .84       2.51      (1.40)      (.46)      2.75
                                                             ------     ------     ------     ------     ------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -       (.12)     - 0 -      - 0 -       (.17)
                                                             ------     ------     ------     ------     ------
Net asset value, end of period                               $18.52     $17.68     $15.29     $16.69     $17.15
                                                             ======     ======     ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)            4.75%     16.60%     (8.39)%    (2.68)%    18.99%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $7,391     $5,605     $5,001     $6,224     $6,146
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.40%      1.40%      1.36%      1.33%      1.31%
 Expenses, before waivers/reimbursements(e)+                   1.42%      1.41%      1.36%      1.33%      1.31%
 Net investment income                                          .61%(b)    .03%(b)    .52%(b)    .67%       .97%
Portfolio turnover rate                                          36%        27%        45%        18%        36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%       .01%       .00%(f)    .00%(f)    .00%(f)
-------------------------------------------------------------------------------------------------------------------

See footnotes on page 122.

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I
                                                                              YEAR ENDED JUNE 30,
                                                                2018       2017       2016       2015       2014
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $17.97     $15.56     $16.90     $17.30     $14.67
                                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .18(b)     .06(b)     .14(b)     .19        .15
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .75       2.53      (1.48)      (.59)      2.69
                                                             ------     ------     ------     ------     ------
Net increase (decrease) in net asset value from operations      .93       2.59      (1.34)      (.40)      2.84
                                                             ------     ------     ------     ------     ------
LESS: DIVIDENDS
Dividends from net investment income                          - 0 -       (.18)     - 0 -      - 0 -       (.21)
                                                             ------     ------     ------     ------     ------
Net asset value, end of period                               $18.90     $17.97     $15.56     $16.90     $17.30
                                                             ======     ======     ======     ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)            5.17%*    16.95%     (7.93)%    (2.31)%    19.48%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,981     $1,891     $1,484     $1,376     $1,123
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.03%      1.05%       .95%       .90%       .92%
 Expenses, before waivers/reimbursements(e)+                   1.05%      1.06%       .95%       .90%       .92%
 Net investment income                                          .91%(b)    .39%(b)    .92%(b)   1.15%       .97%
Portfolio turnover rate                                          36%        27%        45%        18%        36%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%       .01%       .00%(f)    .00%(f)    .00%(f)
-------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of expenses waived/reimbursed by the Adviser.

(c)Amount is less than $0.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018 and the year ended June 30, 2017, such waiver amounted to 0.01% and less than 0.01%, respectively.

(f)Amount is less than 0.005%.

 * The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

 ^ Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended June 30, 2014 by 0.01%.

AB GLOBAL CORE EQUITY PORTFOLIO

-----------------------------------------------------------------------------------------------------
                                                                             CLASS A
                                                                                        NOVEMBER 12,
                                                                                         2014(a) TO
                                                                YEAR ENDED JUNE 30,       JUNE 30,
                                                               2018     2017     2016       2015
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.72  $ 9.70   $10.15      $10.00
                                                             -------  ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .16     .16      .16         .06
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.09    1.94     (.51)        .11+
                                                             -------  ------   ------      ------
Net increase (decrease) in net asset value from operations      1.25    2.10     (.35)        .17
                                                             -------  ------   ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.13)   (.08)    (.07)       (.02)
Distributions from net realized gain on investment and
 foreign currency transactions                                  (.42)    - 0 -   (.03)        - 0 -
                                                             -------  ------   ------      ------
Total dividends and distributions                               (.55)   (.08)    (.10)       (.02)
                                                             -------  ------   ------      ------
Net asset value, end of period                               $ 12.42  $11.72   $ 9.70      $10.15
                                                             =======  ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)            10.72%  21.81%   (3.40)%      1.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,925  $5,911   $  939      $   48
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.15%   1.15%    1.15%       1.15%(e)
 Expenses, before waivers/reimbursements                        1.15%   1.22%    1.38%       2.84%(e)
 Net investment income(c)                                       1.31%   1.43%    1.64%        .90%(e)
Portfolio turnover rate                                           45%     51%      51%         24%
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                             CLASS C
                                                                                       NOVEMBER 12,
                                                                                        2014(a) TO
                                                                YEAR ENDED JUNE 30,      JUNE 30,
                                                              2018     2017     2016       2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.63  $ 9.67   $10.11      $10.00
                                                             ------  ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .06     .05      .06         .05
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 1.08    1.96     (.47)        .07+
                                                             ------  ------   ------      ------
Net increase (decrease) in net asset value from operations     1.14    2.01     (.41)        .12
                                                             ------  ------   ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.06)   (.05)     - 0 -      (.01)
Distributions from net realized gain on investment and
 foreign currency transactions                                 (.42)    - 0 -   (.03)        - 0 -
                                                             ------  ------   ------      ------
Total dividends and distributions                              (.48)   (.05)    (.03)       (.01)
                                                             ------  ------   ------      ------
Net asset value, end of period                               $12.29  $11.63   $ 9.67      $10.11
                                                             ======  ======   ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)            9.87%  20.80%   (4.09)%      1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  150  $   70   $   16      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.90%   1.90%    1.90%       1.90%(e)
 Expenses, before waivers/reimbursements                       1.92%   2.06%    2.09%       4.73%(e)
 Net investment income(c)                                       .49%    .49%     .61%        .81%(e)
Portfolio turnover rate                                          45%     51%      51%         24%
----------------------------------------------------------------------------------------------------

See footnotes on page 124.

----------------------------------------------------------------------------------------------------------
                                                                             ADVISOR CLASS
                                                                                            NOVEMBER 12,
                                                                                             2014(a) TO
                                                                  YEAR ENDED JUNE 30,         JUNE 30,
                                                               2018      2017       2016        2015
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.75  $   9.72  $  10.16     $  10.00
                                                             --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .18       .16       .15          .18
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   1.10      1.97      (.48)         .01+
                                                             --------  --------  --------     --------
Net increase (decrease) in net asset value from operations       1.28      2.13      (.33)         .19
                                                             --------  --------  --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)     (.10)     (.08)        (.03)
Distributions from net realized gain on investment and
 foreign currency transactions                                   (.42)    - 0 -      (.03)       - 0 -
                                                             --------  --------  --------     --------
Total dividends and distributions                                (.57)     (.10)     (.11)        (.03)
                                                             --------  --------  --------     --------
Net asset value, end of period                               $  12.46  $  11.75  $   9.72     $  10.16
                                                             ========  ========  ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)             11.02%    22.09%    (3.17)%       1.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $465,263  $310,829  $156,608     $101,359
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .90%      .90%      .90%         .90%(e)
 Expenses, before waivers/reimbursements                          .90%      .97%     1.08%        2.43%(e)
 Net investment income(c)                                        1.42%     1.52%     1.59%        2.71%(e)
Portfolio turnover rate                                            45%       51%       51%          24%
----------------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)Annualized.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

---------------------------------------------------------------------------------------------
                                                                       CLASS A
                                                                                  JULY 29,
                                                                                 2015(a) TO
                                                             YEAR ENDED JUNE 30,  JUNE 30,
                                                              2018      2017        2016
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.04    $ 9.79      $10.00
                                                              ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .20       .22         .26
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .93      1.11        (.35)
                                                              ------    ------     ------
Net increase (decrease) in net asset value from operations     1.13      1.33        (.09)
                                                              ------    ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.07)     (.08)       (.12)
Distributions from net realized gain on investment and
 foreign currency transactions                                 (.06)    - 0 -       - 0 -
                                                              ------    ------     ------
Total dividends and distributions                              (.13)     (.08)       (.12)
                                                              ------    ------     ------
Net asset value, end of period                               $12.04    $11.04      $ 9.79
                                                              ======    ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)           10.25%    13.72%       (.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  460    $  234      $   57
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.19%     1.19%       1.20%(f)
 Expenses, before waivers/reimbursements(e)+                   1.93%     5.13%      23.67%(f)
 Net investment income(c)                                      1.71%     2.15%       2.87%(f)
Portfolio turnover rate                                          53%       64%         52%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%      .01%        .00%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                       CLASS C
                                                                                  JULY 29,
                                                                                 2015(a) TO
                                                             YEAR ENDED JUNE 30,  JUNE 30,
                                                              2018      2017        2016
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.01    $ 9.75      $10.00
                                                              ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .10       .19         .12
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .93      1.07        (.28)
                                                              ------    ------     ------
Net increase (decrease) in net asset value from operations     1.03      1.26        (.16)
                                                              ------    ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.03)    - 0 -        (.09)
Distributions from net realized gain on investment and
 foreign currency transactions                                 (.06)    - 0 -       - 0 -
                                                              ------    ------     ------
Total dividends and distributions                              (.09)    - 0 -        (.09)
                                                              ------    ------     ------
Net asset value, end of period                               $11.95    $11.01      $ 9.75
                                                              ======    ======     ======
TOTAL RETURN
Total investment return based on net asset value(d)            9.34%    12.92%      (1.55)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  118    $   62      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                   1.94%     1.94%       1.95%(f)
 Expenses, before waivers/reimbursements(e)+                   2.68%     5.70%      15.57%(f)
 Net investment income(c)                                       .88%     1.80%       1.31%(f)
Portfolio turnover rate                                          53%       64%         52%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%      .01%        .00%
---------------------------------------------------------------------------------------------

See footnotes on page 126.

---------------------------------------------------------------------------------------------
                                                                     ADVISOR CLASS
                                                                                  JULY 29,
                                                                                 2015(a) TO
                                                             YEAR ENDED JUNE 30,  JUNE 30,
                                                               2018      2017       2016
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.06   $  9.80     $10.00
                                                             -------   -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .25       .27        .21
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .90      1.08       (.28)
                                                             -------   -------     ------
Net increase (decrease) in net asset value from operations      1.15      1.35       (.07)
                                                             -------   -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.09)     (.09)      (.13)
Distributions from net realized gain on investment and
 foreign currency transactions                                  (.06)    - 0 -      - 0 -
                                                             -------   -------     ------
Total dividends and distributions                               (.15)     (.09)      (.13)
                                                             -------   -------     ------
Net asset value, end of period                               $ 12.06   $ 11.06     $ 9.80
                                                             =======   =======     ======
TOTAL RETURN
Total investment return based on net asset value(d)            10.45%    13.98%      (.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $76,473   $35,275     $2,932
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)+                     .94%      .94%       .95%(f)
 Expenses, before waivers/reimbursements(e)+                    1.65%     4.37%     14.60%(f)
 Net investment income(c)                                       2.12%     2.60%      2.32%(f)
Portfolio turnover rate                                           53%       64%        52%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .01%      .01%       .00%
---------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2018 and June 30, 2017 such waiver amounted to 0.01% and 0.01%, respectively.

(f)Annualized.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

---------------------------------------------------------------------------------------------------
                                                                            CLASS A
                                                                                         APRIL 15,
                                                                                         2015(a) TO
                                                                 YEAR ENDED JUNE 30,      JUNE 30,
                                                              2018    2017      2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.50  $ 8.46  $  9.77       $10.00
                                                             ------  ------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .08     .05      .03          .03
Net realized and unrealized gain (loss) on investment
 transactions and foreign currency                             1.32    2.04    (1.34)        (.26)
                                                             ------  ------  -------       ------
Net increase (decrease) in net asset value from operations     1.40    2.09    (1.31)        (.23)
                                                             ------  ------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.08)   (.05)    (.00)(d)    - 0 -
Distributions from net realized gain on investment
 transactions                                                  (.28)  - 0 -     (.00)(d)    - 0 -
                                                             ------  ------  -------       ------
Total dividends and distributions                              (.36)   (.05)   - 0 -        - 0 -
                                                             ------  ------  -------       ------
Net asset value, end of period                               $11.54  $10.50  $  8.46       $ 9.77
                                                             ======  ======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           13.43%  24.83%  (13.39)%      (2.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  286  $   11  $     9       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.29%   1.29%    1.30%        1.30%^
 Expenses, before waivers/reimbursements(f)+                   2.08%   8.96%   17.79%       18.01%^
 Net investment income(c)                                       .67%    .54%     .34%        1.58%^
Portfolio turnover rate                                          34%     66%      42%           2%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%    .01%     .00%         .00%
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                              CLASS C
                                                                                            APRIL 15,
                                                                                            2015(a) TO
                                                                  YEAR ENDED JUNE 30,        JUNE 30,
                                                               2018      2017      2016        2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.39    $ 8.39   $  9.75       $10.00
                                                             ------    ------   -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                              .00(d)   (.02)     (.04)         .02
Net realized and unrealized gain (loss) on investment
 transactions and foreign currency                             1.30      2.02     (1.32)        (.27)
                                                             ------    ------   -------       ------
Net increase (decrease) in net asset value from operations     1.30      2.00     (1.36)        (.25)
                                                             ------    ------   -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.03)    - 0 -     - 0 -        - 0 -
Distributions from net realized gain on investment
 transactions                                                  (.28)    - 0 -      (.00)(d)    - 0 -
                                                             ------    ------   -------       ------
Total dividends and distributions                              (.31)    - 0 -     - 0 -        - 0 -
                                                             ------    ------   -------       ------
Net asset value, end of period                               $11.38    $10.39   $  8.39       $ 9.75
                                                             ======    ======   =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           12.57%    23.84%   (13.93)%      (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  172    $   28   $     8       $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   2.04%     2.04%     2.05%        2.05%^
 Expenses, before waivers/reimbursements(f)+                   2.89%     9.39%    18.58%       18.73%^
 Net investment income (loss)(c)                                .02%     (.20)%    (.43)%        .81%^
Portfolio turnover rate                                          34%       66%       42%           2%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                  .01%      .01%      .00%         .00%
------------------------------------------------------------------------------------------------------

See footnotes on page 128.

-----------------------------------------------------------------------------------------------------
                                                                          ADVISOR CLASS
                                                                                           APRIL 15,
                                                                                           2015(a) TO
                                                                  YEAR ENDED JUNE 30,       JUNE 30,
                                                               2018     2017      2016        2015
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.51  $  8.47  $  9.77       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .06      .20      .05          .04
Net realized and unrealized gain (loss) on investment
 transactions and foreign currency                              1.37     1.91    (1.33)        (.27)
                                                             -------  -------  -------       ------
Net increase (decrease) in net asset value from operations      1.43     2.11    (1.28)        (.23)
                                                             -------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.09)    (.07)    (.02)       - 0 -
Distributions from net realized gain on investment
 transactions                                                   (.28)   - 0 -     (.00)(d)    - 0 -
                                                             -------  -------  -------       ------
Total dividends and distributions                               (.37)    (.07)    (.02)       - 0 -
                                                             -------  -------  -------       ------
Net asset value, end of period                               $ 11.57  $ 10.51  $  8.47       $ 9.77
                                                             =======  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            13.61%   25.12%  (13.13)%      (2.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $45,424  $32,602  $ 1,678       $1,935
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    1.04%    1.04%    1.05%        1.05%^
 Expenses, before waivers/reimbursements(f)+                    1.80%    3.75%   17.53%       17.75%^
 Net investment income(c)                                        .53%    2.04%     .58%        1.81%^
Portfolio turnover rate                                           34%      66%      42%           2%
+Expense ratios exclude the estimated acquired fund fees of
 affiliated/unaffiliated underlying portfolios                   .01%     .01%     .00%         .00%
-----------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)In connection with the Fund's investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund's pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Fund". Additional information concerning the fees and expenses incurred by the Funds may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.

AB GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  545.65    $ 9,933.10
   2              9,933.10      496.66    10,429.76      126.20     10,303.56
   3             10,303.56      515.18    10,818.74      130.91     10,687.83
   4             10,687.83      534.39    11,222.22      135.79     11,086.43
   5             11,086.43      554.32    11,640.75      140.85     11,499.90
   6             11,499.90      575.00    12,074.90      146.11     11,928.79
   7             11,928.79      596.44    12,525.23      151.56     12,373.67
   8             12,373.67      618.68    12,992.35      157.21     12,835.14
   9             12,835.14      641.76    13,476.90      163.07     13,313.83
   10            13,313.83      665.69    13,979.52      169.15     13,810.37
   ---------------------------------------------------------------------------
   Cumulative                $5,676.87                $1,866.50

AB LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  516.49    $ 9,962.26
   2              9,962.26      498.11    10,460.37       97.28     10,363.09
   3             10,363.09      518.15    10,881.24      101.20     10,780.04
   4             10,780.04      539.00    11,319.04      105.27     11,213.77
   5             11,213.77      560.69    11,774.46      109.50     11,664.96
   6             11,664.96      583.25    12,248.21      113.91     12,134.30
   7             12,134.30      606.72    12,741.02      118.49     12,622.53
   8             12,622.53      631.13    13,253.66      123.26     13,130.40
   9             13,130.40      656.52    13,786.92      128.22     13,658.70
   10            13,658.70      682.94    14,341.64      133.38     14,208.26
   ---------------------------------------------------------------------------
   Cumulative                $5,755.26                $1,547.00

AB CONCENTRATED GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  546.65    $ 9,932.10
   2              9,932.10      496.61    10,428.71      127.23     10,301.48
   3             10,301.48      515.07    10,816.55      131.96     10,684.59
   4             10,684.59      534.23    11,218.82      136.87     11,081.95
   5             11,081.95      554.10    11,636.05      141.96     11,494.09
   6             11,494.09      574.70    12,068.79      147.24     11,921.55
   7             11,921.55      596.08    12,517.63      152.72     12,364.91
   8             12,364.91      618.25    12,983.16      158.39     12,824.77
   9             12,824.77      641.24    13,466.01      164.29     13,301.72
   10            13,301.72      665.09    13,966.81      170.40     13,796.41
   ---------------------------------------------------------------------------
   Cumulative                $5,674.12                $1,877.71

AB DISCOVERY GROWTH FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  521.52    $ 9,957.23
   2              9,957.23      497.86    10,455.09      100.37     10,354.72
   3             10,354.72      517.74    10,872.46      104.38     10,768.08
   4             10,768.08      538.40    11,306.48      108.54     11,197.94
   5             11,197.94      559.90    11,757.84      112.88     11,644.96
   6             11,644.96      582.25    12,227.21      117.38     12,109.83
   7             12,109.83      605.49    12,715.32      122.07     12,593.25
   8             12,593.25      629.66    13,222.91      126.94     13,095.97
   9             13,095.97      654.80    13,750.77      132.01     13,618.76
   10            13,618.76      680.94    14,299.70      137.28     14,162.42
   ---------------------------------------------------------------------------
   Cumulative                $5,745.79                $1,583.37

AB SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  540.62    $ 9,938.13
   2              9,938.13      496.91    10,435.04      120.00     10,315.04
   3             10,315.04      515.75    10,830.79      124.55     10,706.24
   4             10,706.24      535.31    11,241.55      129.28     11,112.27
   5             11,112.27      555.61    11,667.88      134.18     11,533.70
   6             11,533.70      576.69    12,110.39      139.27     11,971.12
   7             11,971.12      598.56    12,569.68      144.55     12,425.13
   8             12,425.13      621.26    13,046.39      150.03     12,896.36
   9             12,896.36      644.82    13,541.18      155.72     13,385.46
   10            13,385.46      669.27    14,054.73      161.63     13,893.10
   ---------------------------------------------------------------------------
   Cumulative                $5,692.93                $1,799.83

AB SELECT US EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  572.79    $ 9,905.96
   2              9,905.96      495.30    10,401.26      153.94     10,247.32
   3             10,247.32      512.37    10,759.69      159.24     10,600.45
   4             10,600.45      530.02    11,130.47      164.73     10,965.74
   5             10,965.74      548.29    11,514.03      170.41     11,343.62
   6             11,343.62      567.18    11,910.80      176.28     11,734.52
   7             11,734.52      586.73    12,321.25      182.35     12,138.90
   8             12,138.90      606.95    12,745.85      188.64     12,557.21
   9             12,557.21      627.86    13,185.07      195.14     12,989.93
   10            12,989.93      649.50    13,639.43      201.86     13,437.57
   ---------------------------------------------------------------------------
   Cumulative                $5,602.95                $2,165.38

AB SELECT US LONG/SHORT PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  621.05    $ 9,857.70
   2              9,857.70      492.89    10,350.59      208.05     10,142.54
   3             10,142.54      507.13    10,649.67      214.06     10,435.61
   4             10,435.61      521.78    10,957.39      220.24     10,737.15
   5             10,737.15      536.86    11,274.01      226.61     11,047.40
   6             11,047.40      552.37    11,599.77      233.16     11,366.61
   7             11,366.61      568.33    11,934.94      239.89     11,695.05
   8             11,695.05      584.75    12,279.80      246.82     12,032.98
   9             12,032.98      601.65    12,634.63      253.96     12,380.67
   10            12,380.67      619.03    12,999.70      261.29     12,738.41
   ---------------------------------------------------------------------------
   Cumulative                $5,463.54                $2,725.13

AB SUSTAINABLE GLOBAL THEMATIC FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  553.69    $ 9,925.06
   2              9,925.06      496.25    10,421.31      134.43     10,286.88
   3             10,286.88      514.34    10,801.22      139.34     10,661.88
   4             10,661.88      533.09    11,194.97      144.42     11,050.55
   5             11,050.55      552.53    11,603.08      149.68     11,453.40
   6             11,453.40      572.67    12,026.07      155.14     11,870.93
   7             11,870.93      593.55    12,464.48      160.79     12,303.69
   8             12,303.69      615.18    12,918.87      166.65     12,752.22
   9             12,752.22      637.61    13,389.83      172.73     13,217.10
   10            13,217.10      660.86    13,877.96      179.03     13,698.93
   ---------------------------------------------------------------------------
   Cumulative                $5,654.83                $1,955.90

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  565.75    $ 9,913.00
   2              9,913.00      495.65    10,408.65      146.76     10,261.89
   3             10,261.89      513.09    10,774.98      151.93     10,623.05
   4             10,623.05      531.15    11,154.20      157.27     10,996.93
   5             10,996.93      549.85    11,546.78      162.81     11,383.97
   6             11,383.97      569.20    11,953.17      168.54     11,784.63
   7             11,784.63      589.23    12,373.86      174.47     12,199.39
   8             12,199.39      609.97    12,809.36      180.61     12,628.75
   9             12,628.75      631.44    13,260.19      186.97     13,073.22
   10            13,073.22      653.66    13,726.88      193.55     13,533.33
   ---------------------------------------------------------------------------
   Cumulative                $5,621.99                $2,088.66

AB GLOBAL CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  540.62    $ 9,938.13
   2              9,938.13      496.91    10,435.04      120.00     10,315.04
   3             10,315.04      515.75    10,830.79      124.55     10,706.24
   4             10,706.24      535.31    11,241.55      129.28     11,112.27
   5             11,112.27      555.61    11,667.88      134.18     11,533.70
   6             11,533.70      576.69    12,110.39      139.27     11,971.12
   7             11,971.12      598.56    12,569.68      144.55     12,425.13
   8             12,425.13      621.26    13,046.39      150.03     12,896.36
   9             12,896.36      644.82    13,541.18      155.72     13,385.46
   10            13,385.46      669.27    14,054.73      161.63     13,893.10
   ---------------------------------------------------------------------------
   Cumulative                $5,692.93                $1,799.83

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  545.65    $ 9,933.10
   2              9,933.10      496.66    10,429.76      202.78     10,226.98
   3             10,226.98      511.35    10,738.33      208.78     10,529.55
   4             10,529.55      526.48    11,056.03      214.96     10,841.07
   5             10,841.07      542.05    11,383.12      221.32     11,161.80
   6             11,161.80      558.09    11,719.89      227.87     11,492.02
   7             11,492.02      574.60    12,066.62      234.61     11,832.01
   8             11,832.01      591.60    12,423.61      241.55     12,182.06
   9             12,182.06      609.10    12,791.16      248.70     12,542.46
   10            12,542.46      627.12    13,169.58      256.05     12,913.53
   ---------------------------------------------------------------------------
   Cumulative                $5,515.80                $2,602.27

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  555.70    $ 9,923.05
   2              9,923.05      496.15    10,419.20      217.76     10,201.44
   3             10,201.44      510.07    10,711.51      223.87     10,487.64
   4             10,487.64      524.38    11,012.02      230.15     10,781.87
   5             10,781.87      539.09    11,320.96      236.61     11,084.35
   6             11,084.35      554.22    11,638.57      243.25     11,395.32
   7             11,395.32      569.77    11,965.09      250.07     11,715.02
   8             11,715.02      585.75    12,300.77      257.09     12,043.68
   9             12,043.68      602.18    12,645.86      264.30     12,381.56
   10            12,381.56      619.08    13,000.64      271.71     12,728.93
   ---------------------------------------------------------------------------
   Cumulative                $5,479.44                $2,750.51

--------
* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVER SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Funds' prospectus or SAI:

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON A AND C SHARES AVAILABLE AT MERRILL LYNCH

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

..  Breakpoints as described in this prospectus

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS SPECIFIC TO MORGAN STANLEY
--------------------------------------------------------------------------------

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

..  Morgan Stanley employee and employee-related accounts according to Morgan
   Stanley's account linking rules

.. Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

..  Shares purchased through a Morgan Stanley self-directed brokerage account

.. Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and
   (iii) redeemed shares were subject to a front-end or deferred sales charge

WAIVERS SPECIFIC TO AMERIPRISE FINANCIAL
--------------------------------------------------------------------------------

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

..  Shares purchased through an Ameriprise Financial investment advisory program
   (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within same fund family)

.. Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

.. Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

..  Shares purchased by or through qualified accounts (including IRAs, Coverdell
   Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com

Or you may view or obtain these documents from the SEC:

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

FUND                                            COMMISSION FILE NO.
-------------------------------------------------------------------
AB Growth Fund                                       811-05088
AB Large Cap Growth Fund                             811-06730
AB Concentrated Growth Fund                          811-01716
AB Discovery Growth Fund                             811-00204
AB Small Cap Growth Portfolio                        811-01716
AB Select US Equity Portfolio                        811-01716
AB Select US Long/Short Portfolio                    811-01716
AB Sustainable Global Thematic Fund                  811-03131
AB Sustainable International Thematic Fund           811-08426
AB Global Core Equity Portfolio                      811-01716
AB International Strategic Core Portfolio            811-01716
AB Concentrated International Growth Portfolio       811-01716

                                                                  PRO-0101-1018

                                    [GRAPHIC]